                                   EXHIBIT A-1

            FORM OF AMENDED, RESTATED, AND CONSOLIDATED REVOLVER NOTE

$_____________                                             ____________ __, ____

      FOR VALUE RECEIVED, the undersigned, DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), hereby promises to pay to the order of ______________________ ("Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, on the Termination Date for the Revolver Facility, the lesser of (a) $_______________ and (b) the aggregate Revolver Principal Debt disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date for the Revolver Facility (together with accrued and unpaid interest thereon).

      This note has been executed and delivered under, and is subject to the terms of, the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lender and other lenders and Agents party thereto, and is one of the "Revolver Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

      [This Amended, Restated, and Consolidated Revolver Note, together with all other Notes issued pursuant to the Credit Agreement, are being issued in substitution of, and supersede and replace, the promissory notes (as the same may have been amended and restated to the date hereof) executed and delivered pursuant to the Existing Credit Agreements.]

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                   EXHIBIT A-2

          FORM OF AMENDED, RESTATED, AND CONSOLIDATED TERM LOAN A NOTE

$_____________                                             ____________ __, ____

      FOR VALUE RECEIVED, the undersigned, DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), hereby promises to pay to the order of ______________________ ("Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, the lesser of (a) $_______________ and (b) the aggregate Term Loan A Principal Debt owed by Borrower to Lender pursuant to the Loan Documents (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Credit Agreement (hereinafter defined).

      This note has been executed and delivered under, and is subject to the terms of, the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lender and other lenders and Agents party thereto, and is one of the "Term Loan A Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

      [This Amended, Restated, and Consolidated Term Loan A Note, together with all other Notes issued pursuant to the Credit Agreement, are being issued in substitution of, and supersede and replace, the promissory notes (as the same may have been amended and restated to the date hereof) executed and delivered pursuant to the Existing Credit Agreements.]

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                   EXHIBIT A-3

          FORM OF AMENDED, RESTATED, AND CONSOLIDATED TERM LOAN B NOTE

$_____________                                             ____________ __, ____

      FOR VALUE RECEIVED, the undersigned, DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), hereby promises to pay to the order of ______________________ ("Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, the lesser of (a) $_______________ and (b) the aggregate Term Loan B Principal Debt owed by Borrower to Lender pursuant to the Loan Documents (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Credit Agreement (hereinafter defined).

      This note has been executed and delivered under, and is subject to the terms of, the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lender and other lenders and Agents party thereto, and is one of the "Term Loan B Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

      [This Amended, Restated, and Consolidated Term Loan B Note, together with all other Notes issued pursuant to the Credit Agreement, are being issued in substitution of, and supersede and replace, the promissory notes (as the same may have been amended and restated to the date hereof) executed and delivered pursuant to the Existing Credit Agreements.]

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                   EXHIBIT A-4

           FORM OF AMENDED, RESTATED, AND CONSOLIDATED SWING LINE NOTE

$_____________                                             ____________ __, ____

      FOR VALUE RECEIVED, the undersigned, DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("Lender"), the lesser of (i) $ and (ii) the Swing Line Principal Debt disbursed by Lender to Borrower (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Credit Agreement (hereinafter defined).

      This note has been executed and delivered under, and is subject to the terms of, the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lender and other lenders and Agents party thereto, and is the "Swing Line Note" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

      [This Amended, Restated, and Consolidated Swing Line Note, together with all other Notes issued pursuant to the Credit Agreement, are being issued in substitution of, and supersede and replace, the promissory notes (as the same may have been amended and restated to the date hereof) executed and delivered pursuant to the Existing Credit Agreements.]

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                   EXHIBIT A-5

                                     FORM OF
                           DISCRETIONARY REVOLVER NOTE

$_____________                                             ____________ __, ____

      FOR VALUE RECEIVED, the undersigned, DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), hereby promises to pay to the order of ______________________ ("Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, on the Termination Date for the Revolver Facility, the lesser of (a) $_______________ and (b) the aggregate Discretionary Revolver Principal Debt for the subject Discretionary Revolver Loan disbursed by Lender to Borrower and outstanding and unpaid on the Termination Date for the Revolver Facility (together with accrued and unpaid interest thereon).

      This note has been executed and delivered under, and is subject to the terms of, the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lender and other lenders and Agents party thereto, and is one of the "Discretionary Revolver Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                   EXHIBIT A-6

                                     FORM OF
                         DISCRETIONARY TERM A LOAN NOTE

$_____________                                             ____________ __, ____

      FOR VALUE RECEIVED, the undersigned, DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), hereby promises to pay to the order of ______________________ ("Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, the lesser of (a) $_______________ and (b) the aggregate Discretionary Term A Loan Principal Debt for the specific Discretionary Term A Loan owed by Borrower to Lender pursuant to the Loan Documents (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Credit Agreement (hereinafter defined).

      This note has been executed and delivered under, and is subject to the terms of, the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lender and other lenders and Agents party thereto, and is one of the "Discretionary Term A Loan Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to
Section 3.9 of the Credit Agreement for usury savings provisions.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                   EXHIBIT A-7

                                     FORM OF
                         DISCRETIONARY TERM B LOAN NOTE

$_____________                                             ____________ __, ____

      FOR VALUE RECEIVED, the undersigned, DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), hereby promises to pay to the order of ______________________ ("Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, the lesser of (a) $_______________ and (b) the aggregate Discretionary Term B Loan Principal Debt for the specific Discretionary Term B Loan owed by Borrower to Lender pursuant to the Loan Documents (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Supplemental Credit Documents for such Discretionary Term B Loan.

      This note has been executed and delivered under, and is subject to the terms of, the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lender and other lenders and Agents party thereto, and is one of the "Discretionary Term B Loan Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to
Section 3.9 of the Credit Agreement for usury savings provisions.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                   EXHIBIT B-1

                            FORM OF BORROWING NOTICE
                         (Dobson Operating Co., L.L.C.)

                        (Dated: ______________ __, ____)

Bank of America, N.A.
        as Administrative Agent for the Lenders
        as defined in the Credit Agreement
        referred to below
Bank of America Plaza, 14th Floor
901 Main Street
Dallas, TX 75202
Attn:   Judy Schneidmiller
        Fax: (214) 209-2118

      Reference is made to the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), Bank of America, N.A., as Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Borrower hereby gives you notice pursuant to the Credit Agreement that it requests a Borrowing (other than a Swing Line Borrowing) under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

                                        -------------------------------------------------------------------------------------------
                                                           Term Loan   Term        Discretionary     Discretionary     Discretionary
                                               Revolver        A        Loan B        Revolver        Term A Loan       Term B Loan
                                               Facility     Facility   Facility     Subfacility       Subfacility       Subfacility
(A)  Specify (with an "X") if
     Borrowing is under Revolver
     Facility, Term Loan A Facility,
     Term Loan B Facility,
     Discretionary Revolver              (A)
     Subfacility, Discretionary                 ------       ------     ------      ------            ------
     Term A Loan Subfacility, or
     Discretionary Term B Loan
     Subfacility.

(B)   If requested Borrowing is under
     the Discretionary Revolver
     Subfacility, the Discretionary
     Term A Loan Subfacility, or the
     Discretionary Term B Loan
     Subfacility, identify the

     specific Discretionary Revolver     (B)
     Loan, Discretionary Term A Loan,                                               ------            ------
     or Discretionary Term B Loan (as
     applicable) under which the
     requested Borrowing is to be
     made.

(C)   Borrowing Date of Borrowing(1)     (C)
                                                ------       ------     ------      ------            ------           ------

(D)   Amount of Borrowing(2)             (D)   $            $          $           $                 $                $
                                                ------       ------     ------      ------            ------           ------

(E)   Type of Borrowing(3)               (E)
                                                ------       ------     ------      ------            ------

(F)   For a Eurodollar Rate
     Borrowing, the Interest Period
     and the last day thereof(4)         (F)
                                                ------       ------     ------      ------            ------           ------
                                        -------------------------------------------------------------------------------------------

      Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

            (a) The requested Borrowing will not cause the Principal Debt to exceed the Total Commitment; the requested Borrowing will not cause the sum of the aggregate Committed Sums of all Discretionary Lenders for all Discretionary Revolver Loans, the aggregate Discretionary Term A Loan Principal Debt under all Discretionary Term A Loans, and the aggregate Discretionary Term B Loan Principal Debt under all Discretionary Term B Loans to exceed the Maximum Discretionary Commitment; if the Borrowing is a Borrowing under the Revolver Facility, the Borrowing will not cause the Revolver Commitment Usage to exceed the Revolver Commitment; if the Borrowing is a Borrowing under the Term Loan Facilities, such Borrowing will not (i) cause the Term Principal Debt to exceed the sum of the aggregate commitments for the Term Loan Facilities, or (ii) cause the Term Principal Debt under the applicable Term Loan Facility to exceed the aggregate commitments of Lenders for such Term Loan Facility; if the Borrowing is a Borrowing under the Discretionary Revolver Subfacility, such Borrowing will not (i) cause the Discretionary Revolver Principal Debt for all Discretionary Revolver Loans to exceed the Discretionary Revolver Commitment for all Discretionary Revolver Loans, or (ii) cause the Discretionary Revolver Principal Debt for any Discretionary Revolver Loan to exceed the Discretionary Revolver Commitment for such Discretionary Revolver Loan; if the Borrowing is a Borrowing under the Discretionary Term A Loan Subfacility, such Borrowing will not (i) cause the Discretionary Term A Loan Principal Debt for all Discretionary Term A Loans to exceed the Discretionary Term A Loan Commitment for all Discretionary Term A Loans, or (ii) cause the Discretionary Term A Loan Principal Debt for any Discretionary Term A Loan to exceed the Discretionary Term A Loan Commitment for such Discretionary Term A Loan; if the Borrowing is a Borrowing under the Discretionary Term B Loan Subfacility, such Borrowing will not (i) cause the Discretionary Term B Loan Principal Debt for all Discretionary Term B Loans to exceed the Discretionary Term B Loan Commitment for all Discretionary Term B Loans, or (ii) cause the Discretionary Term A Loan Principal Debt for any Discretionary Term B Loan to exceed the Discretionary Term B Loan Commitment for such Discretionary Term B Loan;

            (b) All of the representations and warranties of any Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

            (c) For Borrowings under the Revolver Facility, the Term Loan A Facility, or the Term Loan B Facility, $_________ is to be used for _________; $_________ is to be used for ________________________________;
      and $_________ is to be used for ________________________________;

            (d) For Borrowings under any Discretionary Revolver Loan, any Discretionary Term A Loan, or any Discretionary Term B Loan, $_________ of is to be used for ________________________________; $_________ is to be
      used for ________________________________; and $_________ is to be used for ________________________________;

            (e) No change which would reasonably be expected to be a Material Adverse Event has occurred in the financial conditions, or businesses of Communications and its Restricted Subsidiaries, any Company, or any Guarantor since the date of the quarterly and audited annual financial statements most recently delivered by Borrower and Communications to Lenders pursuant to Sections 7.1 and 9.3(a) and (b) of the Credit Agreement;

            (f) If all or part of the requested Borrowing will be used to finance a Distribution, Borrower has complied with and delivered (or shall comply with and deliver on or prior to the date of the requested Borrowing) the items required by Section 7.3(g);

            (g) If all or part of the requested Borrowing will be used to finance an Acquisition, Borrower has complied with and delivered (or shall comply with and deliver on or prior to the date of the requested Borrowing) the items required by Section 7.2 and Schedule 7.2;

            (h) Borrower has complied with and delivered (or shall comply with and deliver on or prior to the date of the requested Borrowing) the items required by Section 7.3(h); and

            (i) No Default or Potential Default has occurred and is continuing or will arise after giving effect to the requested Borrowing.

                                      Very truly yours,

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)

                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

Rate: _________________
Confirmed by: _________

(1) For any Borrowing under the Revolver Facility, the Discretionary Revolver Subfacility, or the Discretionary Term A Loan Subfacility, must be a Business Day occurring prior to the Termination Date for the respective Facility or Discretionary Subfacility and be at least (a) three Business Days following receipt by Administrative Agent of this Borrowing

      Notice for any Eurodollar Rate Borrowing, and (b) one Business Day following receipt by Administrative Agent of this Borrowing Notice for any Base Rate Borrowing. Borrowing Date under the Term Loan A Facility and the Term Loan B Facility must be the Closing Date. Borrowing Date under the Discretionary Term B Loan Subfacility must be as required in the Supplemental Credit Documents for the specific Discretionary Term B Loan under which the Borrowing is requested.

(2) Not less than $7,000,000 or an integral multiple of $1,000,000 if a Eurodollar Rate Borrowing under the Revolver Facility and the Discretionary Revolver Subfacility or $3,000,000 or an integral multiple of $100,000 if a Base Rate Borrowing under the Revolver Facility and the Discretionary Revolver Subfacility.

(3)   Eurodollar Rate Borrowing or Base Rate Borrowing.

(4) 1, 2, 3, or 6 months -- in no event may the Interest Period for any Facility or Discretionary Loan end after the Termination Date for that Facility or Discretionary Loan.

                                   EXHIBIT B-2

                            FORM OF CONVERSION NOTICE
                         (Dobson Operating Co., L.L.C.)
                        (Dated: ______________ __, ____)

Bank of America, N.A.
        as Administrative Agent for the Lenders
        as defined in the Credit Agreement referred to below
Bank of America Plaza, 14th Floor
901 Main Street
Dallas, TX 75202
Attn:   Judy Schneidmiller
        Fax: (214) 209-2118

      Reference is made to the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), Bank of America, N.A., as Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Borrower hereby gives you notice pursuant to
Section 3.11 of the Credit Agreement that it elects to convert a Borrowing under the Credit Agreement from one Type to another Type or elects a new Interest Period for a Eurodollar Rate Borrowing, and in that connection sets forth below the terms on which such election is requested to be made:

                                        -------------------------------------------------------------------------------------------
                                                           Term Loan   Term        Discretionary     Discretionary     Discretionary
                                               Revolver        A        Loan B        Revolver        Term A Loan       Term B Loan
                                               Facility     Facility   Facility     Subfacility       Subfacility       Subfacility
(A)  Specify (with an "X") if
    Borrowing is under Revolver
    Facility, Term Loan A Facility,
    Term Loan B Facility,
    Discretionary Revolver               (A)
    Subfacility, Discretionary Term A           ------       ------     ------      ------            ------
    Loan Subfacility, or
    Discretionary Term B Loan
    Subfacility.

(B)  If requested Borrowing is under
    the Discretionary Revolver
    Subfacility, the Discretionary
    Term A Loan Subfacility, or the
    Discretionary Term B Loan
    Subfacility, identify the            (B)
    specific Discretionary Revolver                                                 ------            ------
    Loan, Discretionary Term A Loan,
    or Discretionary Term B Loan (as
    applicable) under which the
    requested Borrowing is to be made.

(C)  Date of conversion or last day
    of applicable Interest Period(1)     (C)
                                                ------       ------     ------      ------            ------

                                        -------------------------------------------------------------------------------------------
                                                           Term Loan   Term        Discretionary     Discretionary     Discretionary
                                               Revolver        A        Loan B        Revolver        Term A Loan       Term B Loan
                                               Facility     Facility   Facility     Subfacility       Subfacility       Subfacility
(D)  Principal amount of existing
    Borrowing being converted or         (D)
    continued(2)                                ------       ------     ------      ------            ------

(E)  New Type of Borrowing selected
    (or Type of Borrowing continued)(3)  (E)
                                                ------       ------     ------      ------            ------

(F)  For conversion to, or
    continuation of, a Eurodollar
    Rate Borrowing, Interest Period      (F)
    and the last day thereof(4)                 ------       ------     ------      ------            ------
                                        -------------------------------------------------------------------------------------------

      As of the date hereof and of the requested Conversion, no Default or Potential Default has occurred and is continuing.

      On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to _________________________.

                                      Very truly yours,

                                      DOBSON OPERATING CO., L.L.C. (successor by
                                 merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

Rate: ___________________
Confirmed by: ___________

(1) Must be a Business Day at least (a) three Business Days following receipt by Administrative Agent of this Conversion Notice for any conversion from a Base Rate Borrowing to a Eurodollar Rate Borrowing or a continuation of a Eurodollar Rate Borrowing for an additional Interest Period, and (b) one Business Day following receipt by Administrative Agent of this Conversion Notice for a conversion from a Eurodollar Rate Borrowing to a Base Rate Borrowing.

(2) Not less than $5,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing) (or such lesser amount as may be outstanding under any Facility or Discretionary Loan).

(3)   Eurodollar Rate Borrowing or Base Rate Borrowing.

(4) 1, 2, 3, or 6 months -- in no event may the Interest Period for any Facility or Discretionary Loan end after the Termination Date for that Facility or Discretionary Loan.

                                   EXHIBIT B-3

                               FORM OF LC REQUEST
                         (Dobson Operating Co., L.L.C.)

                              ____________ __, ____

Bank of America, N.A.
        as Administrative Agent for the
        Lenders as defined in the Credit
        Agreement referred to below
Bank of America Plaza, 14th Floor
901 Main Street
Dallas, TX 75202
Attn:   Judy Schneidmiller
        Fax: (214) 209-2118

      Reference is made to the Amended, Restated, and Consolidated Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), Bank of America, N.A., as Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Borrower hereby gives you notice pursuant to Section 2.5(a) of the Credit Agreement that it requests the issuance of an LC under the LC Subfacility, and in that connection sets forth below the terms on which such LC is requested to be issued:

      (A)   Face amount of the LC(1)                                 ___________
      (B)   Date on which the LC is to be issued(2)                  ___________
      (C)   Expiration date of the LC(3)                             ___________

      Accompanying this notice is a duly executed and properly completed LC Agreement in the form requested by Administrative Agent, together with the payment of any LC Fees due and payable pursuant to Section 5.5 of the Credit Agreement.

      Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date specified herein for issuance of the LC, after giving effect to the issuance of such LC:

            (a) the issuance of the requested LC will not cause the Revolver Commitment Usage to exceed the Revolver Commitment;

            (b) the issuance of the requested LC will not cause the LC Exposure to exceed $20,000,000;

            (c) all of the representations and warranties of any Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

            (d) no change which would reasonably be expected to be a Material Adverse Event has occurred in the financial conditions, or businesses of Communications and its Restricted Subsidiaries, any Company, or any Guarantor since the date of the quarterly and audited annual financial statements most recently delivered by Borrower and Communications to Lenders pursuant to Sections 7.1 and 9.3(a) and (b) of the Credit Agreement; and

            (e) no Default or Potential Default has occurred and is continuing or will arise after giving effect to the requested LC.

                                                              Very truly yours,

                                 DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                 By: ___________________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

Rate: ___________________
Confirmed by: ___________

(1) Amount of requested LC plus the LC Exposure shall not exceed $20,000,000 (as the maximum amount of such LC Subfacility may be reduced or canceled in accordance with the Loan Documents).

(2) Must be a Business Day at least three Business Days following receipt by Administrative Agent of this LC Request.

(3) Not later than the earlier of one year from the date of issuance or 30 days prior to the Termination Date for the Revolver Facility.

                                    EXHIBIT C

              FORM OF AMENDED, RESTATED, AND CONSOLIDATED GUARANTY

      THIS AMENDED, RESTATED, AND CONSOLIDATED GUARANTY (the "Guaranty"is executed as of ____________, 2000, by the undersigned ("Guarantor"), for the benefit of BANK OF AMERICA, N.A., a national banking association (in its capacity as Administrative Agent for the benefit of Lenders).

                                    RECITALS

      A. Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company, "Borrower") has entered into an Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement") dated as of January 18, 2000, with Bank of America, N.A., as Administrative Agent (including its permitted successors and assigns in such capacity, the "Administrative Agent"), and the Lenders now or hereafter party to the Credit Agreement (including their respective permitted successors and assigns, the "Lenders"), which Credit Agreement amends, restates, and consolidates the Existing Credit Agreements (as such term is described and defined in the Credit Agreement).

      B. To assure payment and performance of the Obligation under the Existing DOC Credit Agreements, certain Guarantors executed Guaranties (including without limitation, the guaranties described on Part A of Schedule 1, the "Existing DOC Guaranties").

      C. To assure payment and performance of the Obligation under the Existing DCOC Credit Agreements, certain Guarantors executed Guaranties (including without limitation, the guaranties on Part B of Schedule 1, the "Existing DCOC Guaranties").

      D. In connection with the execution of and as a condition of the effectiveness of, the Credit Agreement, the Existing DOC Guaranties and the Existing DCOC Guaranties are required to be (and are hereby) amended, restated, and consolidated in their entirety.

      E. This Guaranty is integral to the transactions contemplated by the Loan Documents, and the execution and delivery hereof, is a condition precedent to Lenders' obligations to extend credit under the Loan Documents.

      ACCORDINGLY, for adequate and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor guarantees to Administrative Agent and Lenders the prompt payment of the Guaranteed Debt (defined below) as follows:

      10 DEFINITIONS. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this Guaranty. As used in this
Guaranty:

      Borrower means Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower's assets under any Debtor Relief Law.

      Credit Agreement is defined in the recitals to this Guaranty.

      Existing Guaranties is defined in the recitals to this Guaranty.

      Guaranteed Debt means, collectively, (a) the Obligation and (b) all present and future costs, attorneys' fees, and expenses reasonably incurred by Administrative Agent or any Lender to enforce Borrower's, Guarantor's, or any other obligor's payment of any of the Guaranteed Debt, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of ss.ss. 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-maturity interest and any post-petition interest in any proceeding under Debtor Relief Laws to which Borrower or Guarantor becomes subject). Notwithstanding the foregoing, to the extent Guarantor is a Cellular Partnership Obligor, the Guaranteed Debt shall be limited, on any date of determination, to the amount of Debt owed by Guarantor to any Company, whether or not such Debt is evidenced by a Cellular Partnership Promissory Note.

      Guarantor is defined in the preamble to this Guaranty.

      Lender means, individually, or Lenders means, collectively, on any date of determination, Administrative Agent and Lenders.

      Subordinated Debt means all present and future obligations of any Company to Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to Guarantor, (c) held by or are to be held by Guarantor,
(d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

      20 GUARANTY. This is an absolute, irrevocable, and continuing guaranty of payment, not collection, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of Guarantor with respect to the Guaranteed Debt incurred after that. This Guaranty remains in effect until the Guaranteed Debt is fully paid and performed, all commitments to extend any credit under the Loan Documents have terminated, all LCs have expired or been terminated, and all Financial Hedges with any Lender or Affiliate of any Lender have expired. Guarantor may not rescind or revoke its obligations with respect to the Guaranteed Debt. Notwithstanding any contrary provision, it is the intention of Guarantor, Lenders, and Administrative Agent that the amount of the Guaranteed Debt guaranteed by Guarantor by this Guaranty shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Debt, the amount of the Guaranteed Debt guaranteed by Guarantor by this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state Law.

      30 CONSIDERATION. Guarantor represents and warrants that its liability under this Guaranty may reasonably be expected to directly or indirectly benefit it.

      40 CUMULATIVE RIGHTS. If Guarantor becomes liable for any indebtedness owing by Borrower to Administrative Agent or any Lender, other than under this Guaranty, that liability may not be in any manner impaired or affected by this Guaranty. The Rights of Administrative Agent or Lenders under this Guaranty are cumulative of any and all other Rights that Administrative Agent or Lenders may ever have against Guarantor. The exercise by Administrative Agent or Lenders of any Right under this Guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

      50 PAYMENT UPON DEMAND. If a Default exists, Guarantor shall, on demand and without further notice of dishonor and without any notice having been given to Guarantor previous to that demand of either the acceptance by Administrative Agent or Lenders of this Guaranty or the creation or incurrence of any Guaranteed Debt, pay the amount of the Guaranteed Debt then due and payable to Administrative Agent and Lenders; provided that, if a Default exists and Administrative Agent or Lenders cannot, for any reason, accelerate the Obligation, then the Guaranteed Debt shall be, as among Guarantor, Administrative Agent, and Lenders, a fully matured, due, and payable obligation of Guarantor to Administrative Agent and Lenders. It is not necessary for Administrative Agent or Lenders, in order to enforce that payment by Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on any Guaranteed Debt or to enforce Rights against any Collateral securing any Guaranteed Debt.

      60 SUBORDINATION. The Subordinated Debt is expressly subordinated to the full and final payment of the Guaranteed Debt. Guarantor agrees not to accept any payment of any Subordinated Debt from any Company if a Default exists. If Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, Guarantor shall hold that payment in trust for Administrative Agent and Lenders and promptly turn it over to Administrative Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

      70 SUBROGATION AND CONTRIBUTION. Until payment in full of the Guaranteed Debt, the termination of the Obligation of Lenders to extend credit under the Loan Documents, and expiration of all Financial Hedges between Communications, Guarantor, or any Company and any Lender or any Affiliate of any Lender, (a) Guarantor may not assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Administrative Agent or Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any Collateral or other security or any Right of recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against Borrower or any other obligor on any Guaranteed Debt or any guarantor of it, (b) Guarantor defers all of the foregoing Rights (whether they arise in equity, under contract, by statute, under common law, or otherwise), and (c) Guarantor defers the benefit of, and subordinates any Right to participate in, any Collateral or other security given to Administrative Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

      80 NO RELEASE. Guarantor's obligations under this Guaranty may not be released, diminished, or affected by the occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any Collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligation, except for any final release resulting from payment in full of such Obligation;
(d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any other obligor at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Administrative Agent or any Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt or to foreclose, take, or prosecute any action in connection with any Loan Document; (h) any failure of Administrative Agent or any Lender to notify Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Administrative Agent or any Lender against Borrower or any new agreement between Administrative Agent, any Lender, and Borrower; it being understood that neither Administrative Agent nor any Lender is required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to Guarantor by Law or elsewhere in this Guaranty; (i) the unenforceability of any Guaranteed Debt against any other obligor or any security securing same because it exceeds the amount permitted by Law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Administrative Agent or any Lender is held to constitute a preference under any Debtor Relief

Law or for any other reason Administrative Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this Guaranty will be reinstated in an amount equal to that payment).

      90 WAIVERS. By execution hereof, Guarantor acknowledges and agrees to the waivers set forth in Section 11.2 of the Credit Agreement. To the maximum extent lawful, Guarantor waives all Rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Debt or require suit against Borrower or others.

      100 LOAN DOCUMENTS. By execution hereof, Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are applicable to Guarantor and shall be imposed upon Guarantor, and Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions of the Loan Documents in favor of Administrative Agent and Lenders. In the event the Credit Agreement or any other Loan Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Debt remains unpaid, the terms, covenants, and agreements of the Credit Agreement or such other Loan Document incorporated herein by reference shall nevertheless continue in full force and effect as obligations of Guarantor under this Guaranty.

      110 RELIANCE AND DUTY TO REMAIN INFORMED. Guarantor confirms that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this Guaranty in reliance on any representation or warranty by Administrative Agent or any Lender as to that creditworthiness. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting Borrower's ability to perform under the Loan Documents to which it is a party or any Collateral securing any Guaranteed Debt.

      120 NO REDUCTION. The Guaranteed Debt may not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of Borrower or any other obligor against Administrative Agent or any Lender or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

      130 COMMUNICATIONS ACT. Notwithstanding any other provision of this Guaranty, any action taken or proposed to be taken by Administrative Agent or any Lender under this Guaranty which would affect the operational, voting, or other control of Borrower or Guarantor, shall be pursuant to Section 310(d) of the Communications Act of 1934 (as amended), applicable state Law, and the applicable rules and regulations thereunder, and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable PUC.

      140 INSOLVENCY OF GUARANTOR. Should Guarantor become insolvent, or fail to pay Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in, the benefit or benefits of any Debtor Relief Law (other than as a creditor or claimant), or become a party to (or be made the subject
of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted hereunder, then, in any such event, the Guaranteed Debt shall be, as among Guarantor, Administrative Agent and Lenders, a fully matured, due, and payable obligation of Guarantor to Administrative Agent and Lenders (without regard to whether Borrower is then in default under the Loan Documents or whether the Obligation, or any part thereof, is then due and owing by Borrower to any Lender), payable in full by Guarantor to Lenders upon demand, and the amount thereof so payable shall be the estimated amount owing in respect of the contingent claim created hereunder.

      150 LOAN DOCUMENT. This Guaranty is a Loan Document and is subject to the applicable provisions of Sections 1 and 13 of the Credit Agreement, including, without limitation, the provisions relating to GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL, all of which are incorporated into this Guaranty by reference the same as if set forth in this Guaranty verbatim.

      160 NOTICES. For purposes of Section 13.3 of the Credit Agreement, Guarantor's address and telecopy number are as set forth next to Guarantor's signature on the signature page hereof.

      170 AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this Guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 13.11 of the Credit Agreement.

      180 ADMINISTRATIVE AGENT AND LENDERS. Administrative Agent is Administrative Agent for each Lender under the Credit Agreement. All Rights granted to Administrative Agent under or in connection with this Guaranty are for each Lender's ratable benefit. Administrative Agent may, without the joinder of any Lender, exercise any Rights in Administrative Agent's or Lenders' favor under or in connection with this Guaranty. Administrative Agent's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, Guarantor is not required to inquire about any such agreement or is subject to any terms of it unless Guarantor specifically joins such agreement. Therefore, neither Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of such agreement.

      190 PARTIES. This Guaranty benefits Administrative Agent, Lenders, and their respective successors and assigns and binds Guarantor and its successors and assigns. Upon appointment of any successor Administrative Agent under the Credit Agreement, all of the Rights of Administrative Agent under this Guaranty automatically vest in that new Administrative Agent as successor Administrative Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Administrative Agent and Lenders under this Guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this Guaranty.

      [20. [Included for Existing Guarantors] NO NOVATION. This Guaranty amends and entirely restates the Existing Guaranty executed by Guarantor; provided, however, that the execution and delivery of this Guaranty and the other Loan Documents shall not in any circumstances be deemed to have terminated, extinguished, or discharged the obligations and expenses under the Existing Guaranty or the collateral security therefor, all of which shall continue under and be governed by this Guaranty and the other Loan Documents.]

                     Remainder of Page Intentionally Blank.
                            Signature Page to Follow.

      EXECUTED as of the date first stated in this Guaranty.


                                        ________________________________________
                                        GUARANTOR:
Address: __________________
         __________________             By: ____________________________________
         __________________                 Name:  _____________________________
                                            Title: _____________________________

Telephone: ________________
Facsimile: ________________

                                    Guaranty
                                 Signature Page

                             SCHEDULE 1 TO GUARANTY

PART A - EXISTING DOC GUARANTIES

1. THIRD AMENDED AND RESTATED GUARANTY dated March 25, 1998, executed by Dobson Communications Corporation, Dobson Cellular of Maryland, Inc., Dobson Cellular of Kansas/Missouri, Inc., Dobson Cellular of Enid, Inc., Dobson Cellular of Woodward, Inc., Dobson Cellular Systems, Inc., Dobson Cellular of Arizona, Inc., Texas RSA No. 2 Limited Partnership, Oklahoma RSA 5 Limited Partnership, and Oklahoma RSA 7 Limited Partnership, as Guarantors, which amended and restated the Second Amended and Restated Guaranty (defined below).

2. SECOND AMENDED AND RESTATED GUARANTY AGREEMENT dated as of February 28, 1997, executed by DOC (under its previous name, Dobson Communications Corporation), Dobson Cellular Systems, Dobson Cellular of Enid, Inc., Dobson Cellular of Woodward, Inc., Oklahoma RSA 5 Limited Partnership, Oklahoma RSA 7 Limited Partnership, and Texas RSA No. 2 Limited Partnership (collectively, the "Original Guarantors") and Dobson Cellular of Arizona, Inc., Dobson Cellular of Maryland, Inc., Dobson Cellular of Kansas/Missouri, Inc., and Dobson Fiber Company (the "Second Amended and Restated Guaranty"), which amended and restated the Amended Guaranty Agreements (defined below).

3. AMENDED AND RESTATED GUARANTY AGREEMENTS dated March 19, 1996, executed by the Original Guarantors (the "Amended Guaranty Agreements"), which amended and restated the Original Guaranty Agreements (defined below).

4. GUARANTY AGREEMENTS dated November 9, 1994, executed by the Original Guarantors (the "Original Guaranty Agreements").

5. GUARANTY dated March 25, 1998, executed by DOC Cellular Subsidiary Company, Dobson Cellular of Southern California, Inc., Associated Telecommunications and Technologies, Inc., Oklahoma Independent RSA 5 Partnership, and Oklahoma Independent RSA 7 Partnership, as Guarantors.

6. GUARANTY dated June 1, 1998, executed by Dobson Cellular of Sandusky, Inc., as Guarantor.

PART B - EXISTING DCOC GUARANTIES

1. GUARANTY dated March 25, 1998, executed by Dobson Cellular of Texas, Inc., as Guarantor.

2. GUARANTY dated March 25, 1998, executed by Dobson Cellular of California, Inc., as Guarantor.

3. GUARANTY dated April 1, 1998, executed by Cellular 2000 Telephone Co., as Guarantor.

4.    GUARANTY dated April 1, 1998, executed by RSA 339, Inc., as Guarantor.

5.    GUARANTY dated April 1, 1998, executed by Cellular 2000, as Guarantor.

6. GUARANTY dated June 1, 1998, executed by Santa Cruz Cellular Telephone, Inc., as Guarantor.

7. GUARANTY dated June 1, 1998, executed by Dobson Cellular of Imperial, Inc., as Guarantor.

8. GUARANTY dated December 2, 1998, executed by Dobson Cellular of Navarro, Inc. (f/k/a Dobson Cellular of Southern California, Inc.), as Guarantor.

                                   EXHIBIT D-1

                   FORM OF AMENDED, RESTATED, AND CONSOLIDATED
                   PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT

      THIS AMENDED, RESTATED, AND CONSOLIDATED PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT (this "Security Agreement") is executed as of ___________________, 2000, by ___________________, a ___________________ [corporation/partnership]
("Debtor"), whose address is ___________________, and BANK OF AMERICA, N.A., a national banking association, (in its capacity as "Administrative Agent" for Lenders (hereafter defined)), as "Secured Party," whose address is 901 Main Street, Suite 3100, Dallas, Texas 75202.

                                    RECITALS

      A. Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company, "Borrower") has entered into an Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement") dated as of January 18, 2000, with Bank of America, N.A., as Administrative Agent (including its permitted successors and assigns in such capacity, the "Administrative Agent"), and the Lenders now or hereafter party to the Credit Agreement (including their respective permitted successors and assigns, the "Lenders"), which Credit Agreement amends, restates, and consolidates the Existing Credit Agreements (as such term is described and defined in the Credit Agreement).

      B. To assure payment and performance of the Obligation under the Existing DOC Credit Agreements, certain entities executed Security Agreements (including without limitation, the agreements on Part A of Schedule 1, the "Existing DOC Security Agreements").

      C. To assure payment and performance of the Obligation under the Existing DCOC Credit Agreements, certain entities executed Security Agreements (including without limitation, the agreements on Part B of Schedule 1, the "Existing DCOC Security Agreements").

      D. In connection with the execution of and as a condition of the effectiveness of, the Credit Agreement, the Existing DOC Security Agreements and the Existing DCOC Security Agreements are required to be (and are hereby) amended, restated, and consolidated in their entirety.

      E. This Security Agreement is integral to the transactions contemplated by the Loan Documents, and the execution and delivery thereof, is a condition precedent to Lenders' obligations to extend credit under the Loan Documents.

      ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

      1 REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligation is paid and performed in full.

      2 CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Security Agreement with the same meaning; provided that, if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

            Collateral has the meaning set forth in Paragraph 4 hereof.

            FCC Licenses means all Authorizations, licenses, and permits issued by the FCC to Debtor.

            Lender means, individually, or Lenders means, collectively, on any date of determination, Administrative Agent and Lenders and their permitted successors and assigns.

            Obligation means, collectively, (a) the "Obligation" as defined in the Credit Agreement, and (b) all indebtedness, liabilities, and obligations of Debtor arising under this Security Agreement or Guaranty assuring payment of the Obligation; it being the intention and contemplation of Debtor and Secured Party that future advances will be made by Secured Party or one or more Lenders to Debtor for a variety of purposes, that Debtor may guarantee (or otherwise become directly or contingently obligated with respect to) the obligations of others to Secured Party or to one or more Lenders, that from time to time overdrafts of Debtor's accounts with Secured Party or with other Lenders may occur, and that Secured Party or one or more Lenders may from time to time acquire from others obligations of Debtor to such others, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligation secured hereby. The Obligation shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owed by Debtor to Secured Party or to any Lender arising under the Loan Documents or otherwise.

            Obligor means any Person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

            Partnership means any partnership issuing a Partnership Interest.

            Pledged Securities means, collectively, the Pledged Shares, the Partnership Interests (whether or not a security), and any other Collateral constituting securities.

            Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3 hereof.

            UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of New York or other applicable jurisdiction, as amended at the time in question.

      3 SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligation when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor's Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto. The grant contained herein is intended to confer upon Secured Party all Rights that a secured creditor may obtain and that may be granted in the FCC Licenses under applicable Law as from time to time in effect. If the Law is subsequently changed or clarified, or if the FCC's interpretation of existing Law is changed, to permit or further permit the granting of such security interests in FCC Licenses, then Debtor's FCC Licenses, whether now held or hereinafter acquired, shall automatically become subject to the Secured Party's Security Interest to the maximum extent permitted by the Law as then in effect. In the meantime, the value of the Systems' and Debtor's cellular telephone communication businesses as a going concern depends upon the holder of Debtor's FCC Licenses also being the owner of the assets used or useful in the operation of the Systems and, if ownership of those assets is separated from the FCC Licenses, the FCC might, under currently applicable Law, cancel the FCC Licenses. Accordingly, Debtor and Secured Party, in recognition of the unique nature of the FCC Licenses and the fact that the separation of the FCC Licenses from Debtor's operating assets may prevent Lenders from adequately realizing the value of their Security Interests, have provided in Paragraph 9(b) hereof for the appointment of a receiver upon a Default or Potential Default and for the assignment of the FCC Licenses in the event of the foreclosure hereunder, with the specific intention in each case that the physical assets used in connection with the Systems not be separated from the FCC Licenses. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest created hereby nonetheless remains effective to the extent allowed by UCC ss. 9.318 or other applicable Law, but is otherwise limited by that prohibition.

      4 COLLATERAL. As used herein, the term "Collateral" means the following items and types of property now owned or in the future acquired by Debtor:

            (a) All present and future accounts, contract Rights, general intangibles, chattel paper, documents, instruments, inventory, investment property, equipment, fixtures, other goods, minerals, money, and deposit accounts, wherever located, now owned or hereafter acquired by such Debtor, and any and all present and future Tax refunds of any kind whatsoever to which any Debtor is now or shall hereafter become entitled.

            (b) All present and future issued and outstanding stock, equity, membership interests, limited liability company interests, or other investment securities of each Domestic Subsidiary (excluding any stock, equity, membership interests, limited liability company interests, or other investment securities issued by any Unrestricted Subsidiary of Debtor) now owned or hereafter acquired by Debtor, including, without limitation, all capital stock of the Domestic Subsidiaries of Debtor as more particularly listed on Annex B hereto, together with all Distributions with respect thereto or other property in exchange therefor, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "Domestic Pledged Shares").

            (c) Sixty-five percent (65%) of all present and future issued and outstanding stock, equity, membership interests, limited liability company interests, or other investment securities of each directly-owned Foreign Subsidiary now owned or hereafter acquired by such Debtor, including, without limitation, all capital stock of the directly-owned Foreign Subsidiaries of such Debtor as more particularly listed on Annex B hereto, together with all Distributions with respect thereto or other property in exchange therefor, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively with the Domestic Pledged Shares, the "Pledged Shares").

            (d) All Rights, titles, and interests of such Debtor in and to all promissory notes and other instruments payable to such Debtor, now or hereafter existing, including, without limitation, all Cellular Partnership Promissory Notes or other inter-company notes or notes from Cellular Partnerships or Subsidiaries as listed on Annex B (collectively, the "Collateral Notes"), all Rights titles, interests, and Liens Debtor may have, be or become entitled to under all present and future loan agreements, security agreements, pledge agreements, deeds of trust, mortgages, guarantees, or other documents assuring or securing payment of or otherwise evidencing the Collateral Notes as listed on Annex B (the "Collateral Note Security") in, to, and under all other loan and collateral documents relating to such instruments.

            (e) All present and future Rights, titles, interests, and Liens (but none of the obligations) now owned or hereafter acquired by such Debtor in any partnership or joint venture, including, without limitation, any Cellular Partnership and the partnerships listed on Annex B hereof , together with all Distributions with respect thereto or other property in exchange therefor, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "Partnership Interests").

            (f) All present and future Rights, titles, interests, and Liens (but none of the obligations) now owned or hereafter acquired by such Debtor, as lessee or landlord, in and to each lease covering real property or any interest therein, and equipment or other personal property or any interest therein (each such lease herein called an "Assigned Lease").

            (g) Substantially all of the real estate now owned or hereafter acquired by such Debtor, together with all improvements thereon and fixtures attached thereto.

            (h) The balance of every deposit account of such Debtor and any other claim of such Debtor against any depository, now or hereafter existing, whether liquidated or unliquidated, including, without limitation, certificates of deposit, and other deposit instruments (collectively, the "Deposit Accounts").

            (i) All present and future automobiles, trucks, truck tractors, trailers, semi-trailers, or other motor vehicles or rolling stock, now owned or hereafter acquired by such Debtor (collectively, the "Vehicles").

            (j) All present and future Rights, awards, and judgments to which such Debtor is entitled under any Litigation (whether arising in equity, contract, or tort) now existing or hereafter arising.

            (k) All present and future Rights (including, without limitation, the Right to sue for past, present, or future infringements), titles, and interests of such Debtor in and to all trademark applications, trademarks, corporate names, company names, tradenames, business names, fictitious business names, tradestyles, service marks, logos, other source of business identifiers, copyrights, designs, Rights or licenses to use any trademarks, and all registrations and recordings thereof, including, without limitation, such Debtor's trademarks listed on Annex B hereto (collectively, the "Trademarks"), and the goodwill of each business to which each Trademark relates.

            (l) All present and future Rights (including, without limitation, the Right to sue for past, present, and future infringements), titles, and interests of such Debtor in and to all patents, patent applications, utility models, industrial models, designs, and any other forms of industrial intellectual property, including all grants, applications, reissues, continuations, and divisions with respect thereto and any Rights to use, manufacture, or sell any patent, including, without limitation, the patents listed on Annex B hereto (collectively, the "Patents").

            (m) All Authorizations, licenses, and permits issued by the FCC or any PUC, to the extent that the grant of a security interest in any such license or permit does not result in the forfeiture of, or default under, any such license or permit, and the Right of Debtor to apply to the FCC for approval of transfers of licenses issued by the FCC.

            (n) All proceeds of any sale or other disposition of any Authorization, license, or permit issued by the FCC or any PUC, whether or not any such license or permit may lawfully be included as Collateral and whether or not the grant of a security interest in any such Authorization, license, or permit is otherwise prohibited.

            (o) All present and future increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral heretofore described.

            (p) All present and future accounts, contract Rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against the manufacturer of, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise.

            (q) All present and future security for the payment to any Loan Party of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

Notwithstanding the foregoing, the Collateral shall not include (i) leases with third parties for retail space or (ii) cellular transmission towers. [The description of the Collateral contained in this Paragraph 4 shall not be deemed to permit any action prohibited by this Security Agreement or by the terms incorporated in this Security Agreement. Furthermore, notwithstanding any contrary provision, Debtor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. ss. 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "fraudulent conveyance"), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Security Agreement is automatically amended to carry out the intent of this paragraph.] [Bracketed language to be included in all Security Agreements other than the Security Agreement for Borrower.]

      5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

            (a) Credit Agreement. Certain representations and warranties in the Credit Agreement are applicable to it or its assets or operations, and each such representation and warranty is true and correct.

            (b) Binding Obligation. This Security Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions described on Annex A hereto, the Security Interest in that Collateral will be fully perfected. Once perfected and, in the case of investment property or instruments, upon possession or "control" (within the meaning of Sections 8-106 and 9-115 of the UCC) by Secured Party, the Security Interest will constitute a first-priority Lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

            (c) Location. Debtor's place of business and chief executive office is where Debtor is entitled to receive notices hereunder; the present and foreseeable location of Debtor's books and records concerning any of the Collateral that is accounts is as set forth on Annex A hereto, and the location of all other Collateral, including, without limitation, Debtor's inventory and equipment, but excluding cellular transmission towers, is as set forth on Annex A hereto (but the failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral); and, except as noted on Annex A hereto, all such books, records, and Collateral are in Debtor's possession.

            (d) Fixtures. The Collateral that is or may be fixtures is located on or affixed to the real property described on Annex A hereto (but the failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral).

            (e) Securities. All Collateral that is Pledged Securities is duly authorized, validly issued, fully paid, and non-assessable, and the transfer thereof is not subject to any restrictions, other than restrictions imposed by applicable securities and corporate Laws. The Pledged Shares constitute 100% of the issued and outstanding common stock or other equity interests of each Domestic Subsidiary owned by Debtor and 65% of the issued and outstanding common stock or other equity interest of each Foreign Subsidiary owned directly by Debtor, other than the common stock or other equity interests of any Domestic Subsidiary that is an Unrestricted Subsidiary of Debtor. Debtor has good title to the securities, free and clear of all Liens and encumbrances thereon (except for the Security Interest created hereby), and has delivered to Secured Party all stock certificates, promissory notes, bonds, debentures, or other instruments or documents representing or evidencing the securities, together with corresponding assignment or transfer powers duly executed in blank by Debtor, and such powers have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms; and the pledge of the securities in accordance with the terms hereof creates a valid and perfected first priority security interest in the securities securing payment of the Obligation.

            (f) Partnerships and Partnership Interests. Each Partnership issuing a Partnership Interest, including, without limitation, any Cellular Partnership, is duly organized, currently existing, and in good standing under all applicable Laws; there have been no amendments, modifications, or supplements to any agreement or certificate creating any Partnership or any material contract relating to the Partnerships, of which Secured Party has not been advised in writing; no default or potential default has occurred under the terms of any material contract relating to any Partnership; and no approval or consent of the partners of any Partnership is required as a condition to the validity and enforceability of the Security Interest created hereby or the consummation of the transactions contemplated hereby which has not been duly obtained by Debtor. Debtor has good title to the Partnership Interests free and clear of all Liens and encumbrances (except for the Security Interest granted hereby). The Partnership Interests are validly issued, fully paid, and nonassessable and are not subject to statutory, contractual, or other restrictions governing their transfer, ownership, or control, except as set forth in the partnership agreements of the Cellular Partnerships or applicable securities Laws.

            (g) Governmental Authority. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Debtor of the Collateral pursuant to this Security Agreement or for the execution, delivery, or performance of this Security Agreement by Debtor, or (ii) for the exercise by Secured Party of the voting or other Rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as may be required in connection with the disposition of the Pledged Securities by Laws affecting the offering and sale of securities generally and in connection with the transfer of control of FCC Licenses).

            (h) Accounts. All Collateral that is accounts, contract Rights, chattel paper, instruments, or general intangibles is free from any claim for credit, deduction, or allowance of an Obligor and free from any defense, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.

            (i) Instruments, Chattel Paper, Collateral Notes, and Collateral Note Security. All instruments and chattel paper, including, without limitation, the Collateral Notes, have been delivered to Secured Party, together with corresponding endorsements duly executed by Debtor in favor of Secured Party, and such endorsements have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms. Each Collateral Note and the documents evidencing the Collateral Note Security are in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which the Secured Party has not been advised in writing; and no default or potential default has occurred and is continuing under any such Collateral Note or documents evidencing the Collateral Note Security, except as disclosed on Annex C hereto.

            (j) Assigned Leases. All Collateral that is an Assigned Lease is in full force and effect; Debtor is in possession of the property covered by each such Assigned Lease; and no default or potential default exists under any such Assigned Lease.

            (k) Maintenance of Collateral. All tangible Collateral which are useful in and necessary to Debtor's business is in good repair and condition, ordinary wear and tear excepted, and none thereof is a fixture except as specifically referred to herein in Paragraph 5(d) hereof.

            (l) Liens. Debtor owns all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all Liens, except Permitted Liens.

            (m) Deposit Accounts. With respect to the material Deposit Accounts,
      (i) Debtor maintains each such Deposit Account with the banks listed on Annex D hereto, (ii) Debtor shall use its best efforts to, within thirty
      (30) days of the Closing Date, cause each such bank to acknowledge to Secured Party that each such Deposit Account is subject to the Security Interest and Liens herein created, (iii) Debtor has the legal Right to pledge and assign to Secured Party the funds deposited and to be deposited in each such Deposit Account; and (iv) the Deposit Accounts listed on Annex D represent all material bank accounts of Debtor, including without limitation, all material operating accounts of Debtor, and all certificates of deposit or other deposit instruments of Debtor.

The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

      The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

      6. COVENANTS. So long as Lenders are committed to extend credit to Borrower or Debtor under the Credit Agreement and until the Obligation is paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:

            (a) Credit Agreement. (i) Comply with, perform, and be bound by all covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 11.12 OF THE CREDIT AGREEMENT); AND (ii) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 13.10 OF THE CREDIT AGREEMENT.

            (b) Record of Collateral. Maintain, at the place where Debtor is entitled to receive notices under the Loan Documents, a current record of where all Collateral is located, permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records, and furnish to Secured Party, at such intervals as Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

            (c) Perform Obligations. Fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

            (d) Notices. (i) Promptly notify Secured Party of (A) any change in any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Obligation, (B) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding, (C) any material change in the nature of the Collateral, (D) any material damage to or loss of Collateral, and (E) the occurrence of any other event or condition (including without limitation matters as to Lien priority) that could have a material adverse effect on the Collateral (taken as a whole) or the Security Interest created hereunder; and (ii) give Secured Party thirty
      (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office, (B) change of its name, identity, or corporate structure, (C) relocation of the place where its books and records concerning its accounts are kept, and (D) relocation of any Collateral (other than delivery of inventory in the ordinary course of business to third party contractors for processing and sales of inventory in the ordinary course of business or as permitted by the Credit Agreement) to a location not described on the attached Annex A. Prior to making any of the changes contemplated in clause (ii) preceding, Debtor shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

            (e) Collateral in Trust. Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is chattel paper, instruments, Collateral Notes, Pledged Securities, or documents at any time received by Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any chattel paper, instruments, Collateral Notes, or documents so retained shall be marked to state that they are assigned to Secured Party; each such instrument shall be endorsed to the order of Secured Party (but the failure of same to be so marked or endorsed shall not impair the Security Interest thereon).

            (f) Further Assurances. At Debtor's expense and Secured Party's request, before or after a Default or Potential Default, (i) file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, the Right to sell all the Collateral upon a Default or Potential Default without additional consent or approval from such Governmental Authority (and, because Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of the Security Agreement; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests, including, without limitation, any filing fee required in connection with any procedure hereafter developed for the recordation or registration of Liens or security interests in FCC Licenses.

            (g) Fixtures. For any Collateral that is a fixture or an accession which has been attached to real estate or other goods prior to the perfection of the Security Interest, furnish Secured Party, upon reasonable demand, a disclaimer of interest in each such fixture or accession and a consent in writing to the Security Interest of Secured Party therein, signed by all Persons having any interest in such fixture or accession by virtue of any interest in the real estate or other goods to which such fixture or accession has been attached.

            (h) Encumbrances. Debtor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral, and shall defend Debtor's Rights in the Collateral and Secured Party's Security Interest in, the Collateral against the claims and demands of all Persons except those holding or claiming Permitted Liens. Debtor shall do nothing to impair the Rights of the Secured Party in the Collateral.

            (i) Estoppel and Other Agreements and Matters. Upon the reasonable request of Administrative Agent, either (i) use commercially reasonable efforts to cause the landlord or lessor for each location where any of its inventory or equipment is maintained to execute and deliver to Secured Party an estoppel and subordination agreement in such form as may be reasonably acceptable to Secured Party and its counsel, or (ii) deliver to Secured Party a legal opinion or other evidence (in each case that is reasonably satisfactory to Secured Party and it counsel) that neither the applicable lease nor the Laws of the jurisdiction in which that location is situated provide for contractual, common law, or statutory landlord's Liens that is senior to or pari passu with the Security Interest.

            (j) Certificates of Title. Upon the request of Secured Party, if certificates of title are issued or outstanding with respect to any of the Vehicles or other Collateral, cause the Security Interest to be properly noted thereon.

            (k) Impairment of Collateral. Not use any of the Collateral, or permit the same to be used, for any unlawful purpose, in any manner that is reasonably likely to adversely impair the value or usefulness of the Collateral, or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon nor affix or install any accessories, equipment, or device on the Collateral or on any component thereof if such addition will impair the original intended function or use of the Collateral or such component.

            (l) Modifications to Agreements. Not modify or substitute, or permit the modification or substitution of, any Collateral Note or any document evidencing the Collateral Note Security or contract to which any of the Collateral which is accounts relates, nor extend or grant indulgences regarding any account which is Collateral, other than such modifications or indulgences as are reasonable and customary in the industry in which Debtor is engaged.

            (m) Securities. Except as permitted by the Credit Agreement, not sell, exchange, or otherwise dispose of, or grant any option, warrant, or other Right with respect to, any of the Pledged Shares; not permit any issuer of any Pledged Shares to issue any additional shares of stock or other securities in addition to or in substitution for the Pledged Shares, except issuances to Debtor on terms acceptable to Secured Party; cause any company whose shares or securities constitute Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledge Shares issued by such company, except to Debtor; pledge hereunder, immediately upon Debtor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each Domestic Subsidiary (excluding any stock, equity, or other investment securities issued by any Domestic Subsidiary that is an Unrestricted Subsidiary of Debtor) of Debtor or 65% any and all additional shares of stock or other securities of each Foreign Subsidiary owned directly by Debtor; and take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Pledged Shares, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

            (n) Partnerships and Partnership Interests. (i) Promptly perform, observe, and otherwise comply with each and every covenant, agreement, requirement, and condition set forth in the contracts and agreements creating or relating to any Partnership; (ii) do or cause to be done all things necessary or appropriate to keep the Partnerships in full force and effect and the Rights of Debtor and Secured Party thereunder unimpaired;
      (iii) not consent to any Partnership selling, leasing, or disposing of substantially all of its assets in a single transaction or a series of transactions; (iv) notify Secured Party of the occurrence of any default under any contract or agreement creating or relating to the Partnerships;
      (v) not consent to the amendment, modification, surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Partnership, or material agreement relating thereto; (vi) except as permitted by the Credit Agreement, not transfer, sell, or assign any of the Partnership Interests or any part thereof; (vii) cause each Partnership to refrain from granting any partnership interests in addition to or in substitution for the Partnership Interests granted by the Partnerships, except to Debtor; (viii) pledge hereunder, immediately upon Debtor's acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of any Partnership granted to Debtor; and any and all additional shares of stock or other securities of each; (ix) deliver to Secured Party a fully-executed Pledge Instruction, substantially in the form of Annex F, for each Partnership Interest, together with the General Partner's written consent thereto and an Initial Transaction Statement executed by the Managing General Partner of such Partnership; and (x) take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Partnership Interests, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

            (o) Depository Bank. With respect to any material Deposit Accounts,
      (i) maintain the Deposit Accounts at the banks (a "depository bank") described on Annex D or such additional depository banks as have complied with item (iv) hereof; (ii) within thirty (30) days of the Closing

Date, deliver to each depository bank a letter in the form of Annex E hereto with respect to Secured Party's Rights in such Deposit Account and use its best efforts to obtain the execution of such letter by each depository bank; (iii) deliver to Secured Party all certificates or instruments, if any, now or hereafter representing or evidencing the Deposit Accounts, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party; and (iv) notify Secured Party prior to establishing any additional Deposit Accounts and, at the request of Secured Party, obtain from such depository bank an executed letter substantially in the form of Annex E and deliver the same to Secured Party.

            (p) Information. Debtor shall from time to time at the request of Secured Party deliver to the Secured Party such information regarding the Collateral and the Debtor as the Secured Party may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral.

      7. DEFAULT; REMEDIES. If a Default or a Potential Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party under this Security Agreement, including, without limitation, any cash in the Cash Collateral Account (defined in Section 8(g)). Notwithstanding the foregoing, Secured Party will not exercise any remedies against the assets of Debtor unless it has given at least ten days written notification to Debtor and to the FCC, to the extent such notice is required under 47 C.F.R. 22.937(f).

            (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

            (b) Sales of Pledged Securities.

                  (i) Debtor agrees that, because of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "Securities Act"), or any other Laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its Rights. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence and during the continuation of a Default or Potential Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other Laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such Collateral were either afforded to a larger number or potential purchasers, registered under the Securities Act, or sold in the open market. Debtor agrees that any such private sale made under this Paragraph 7(b) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities Laws.

                  (ii) Secured Party is authorized, in connection with any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable Law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable Law. Upon any such sale Secured Party shall have the Right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely free from any claim or Right of Debtor of whatsoever kind, including any equity or Right of redemption of Debtor. Debtor, to the extent permitted by applicable Law, hereby specifically waives all Rights of redemption, stay, or appraisal which it has or may have under any Law now existing or hereafter enacted.

                  (iii) Debtor agrees that five days' written notice from
            Secured Party to Debtor of Secured Party's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of Section 9-504(c) of the UCC. Such notice shall
            (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                  (iv) In case of any sale of all or any part of the Pledged
            Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged

            Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (v) Without limiting the foregoing, or imposing upon Secured
            Party any obligations or duties not required by applicable Law, Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other Rights or remedies provided Secured Party hereunder or under applicable Law, Secured Party may, but shall not be required to, (A) qualify or restrict prospective purchasers of the Pledged Securities by requiring evidence of sophistication or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process,
            (B) provide to prospective purchasers business and financial information regarding Debtor or the Companies available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.

            (c) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Party under Paragraph 8; third, toward payment of the balance of the Obligation in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor shall remain liable for any deficiency.

      8. OTHER RIGHTS OF SECURED PARTY.

            (a) Performance. If Debtor fails to keep the Collateral in good repair, working order, and condition, as required in this Security Agreement, or fails to pay when due all Taxes on any of the Collateral in the manner required by the Loan Documents, or fails to preserve the priority of the Security Interest in any of the Collateral, or fails to keep the Collateral insured as required by the Credit Agreement, or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, make such repairs, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligation.

            (b) Collection. If a Default or Potential Default exists and upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities, payments on Collateral Notes, insurance proceeds payable by reason of loss or damage to any of the Collateral, or Deposit Accounts) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(e) hereof, until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. If a Default or Potential Default exists, Secured Party shall have the Right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Security Agreement. If a Default or Potential Default exists and any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party.

            (c) Record Ownership of Securities. If a Default or Potential Default exists, Secured Party at any time may have any Collateral that is Pledged Securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Secured Party; and, as to any Collateral that is Pledged Securities so registered, Secured Party shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting Rights and powers which it is entitled to exercise under this Security Agreement or to receive the dividends and other Distributions and payments in respect of such Collateral that is Pledged Securities or proceeds thereof which it is authorized to receive and retain under this Security Agreement.

            (d) Voting of Securities. As long as no Default or Potential Default exists, Debtor is entitled to exercise all voting Rights pertaining to any Pledged Securities; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of Secured Party which would (x) be inconsistent with or violate any provision of this Security Agreement or any other Loan Document or (y) amend, modify, or waive any term, provision or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document, or other agreement relating to, evidencing, providing for the issuance of, or securing any Collateral; and provided further that Debtor shall give Secured Party at least five Business Days' prior written notice in the form of an officers' certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual Rights pertaining to the Collateral or any part thereof which might have a material adverse effect on the value of the Collateral or any part thereof. If a Default or Potential Default exists and if Secured Party elects to exercise such Right, the Right to vote any Pledged Securities shall be vested exclusively in Secured Party. To this end, Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is Pledged Securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

            (e) Certain Proceeds. Notwithstanding any contrary provision herein, any and all

                  (i) dividends, interest, or other Distributions paid or
            payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                  (ii) dividends, interest, or other Distributions hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or in connection with a reduction of capital, capital surplus, or paid-in-surplus;

                  (iii) cash paid, payable, or otherwise distributed in
            redemption of, or in exchange for, any Collateral; and

                  (iv) dividends, interest, or other Distributions paid or
            payable in violation of the Loan Documents,

      shall be part of the Collateral hereunder, shall, if received by Debtor, be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Security Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody's and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph are applicable whether or not a Default or Potential Default exists.

            (f) Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of Taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligation. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve Rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph are applicable whether or not a Default exists.

            (g) Cash Collateral Account. If a Default exists, Secured Party shall have, and Debtor hereby grants to Secured Party, the Right and authority to transfer all funds on deposit in the Deposit Accounts to a Cash Collateral Account (herein so called) maintained with a depository institution acceptable to Secured Party and subject to the exclusive direction, domain, and control of Secured Party, and no disbursements or withdrawals shall be permitted to be made by Debtor from such Cash Collateral Account. Such Cash Collateral Account shall be subject to the Security Interest and Liens in favor of Secured Party herein created, and Debtor hereby grants a security interest to Secured Party on behalf of Lenders in and to, such Cash Collateral Account and all checks, drafts, and other items ever received by Debtor for deposit therein. Furthermore, if a Default exists, Secured Party shall have the Right, at any time in its discretion without notice to Debtor, (i) to transfer to or to register in the name of Secured Party or any Lender or nominee any certificates of deposit or deposit instruments constituting Deposit Accounts and shall have the Right to exchange such certificates or instruments representing Deposit Accounts for certificates or instruments of smaller or larger denominations and (ii) to take and apply against the Obligation any and all funds then or thereafter on deposit in the Cash Collateral Account or otherwise constituting Deposit Accounts.

            (h) Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's attorney-in-fact, with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor, Secured Party, Lenders, or otherwise, from time to time in Secured Party's discretion, for the sole purpose of carrying out the terms of this Security Agreement and, to the extent permitted by applicable Law, to take any action and to execute any document and instrument which Secured Party may deem necessary or advisable to accomplish the following when a Default exists:

                  (i) to transfer any and all funds on deposit in the Deposit
            Accounts to the Cash Collateral Account as set forth in herein;

                  (ii) to receive, endorse, and collect any drafts or other
            instruments or documents in connection with clause (b) above and this clause (g);

                  (iii) to use the Patents and Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents and Trademarks to anyone else, and to perform any act necessary for the Secured Party to assign, pledge, convey, or otherwise transfer title in or dispose of the Patents and Trademarks to any other Person; and

                  (iv) to execute on behalf of Debtor any financing statements or continuation statements with respect to the Security Interests created hereby, and to do any and all acts and things to protect and preserve the Collateral, including, without limitation, the protection and prosecution of all Rights included in the Collateral.

            (i) Purchase Money Collateral. To the extent that Secured Party or any Lender has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, Secured Party or such Lender, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.

            (j) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

            (k) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party and each Lender harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of Debtor or of third parties, or such damage be to property of Debtor or of others. Debtor agrees to indemnify, save, and hold Secured Party and each Lender harmless from and against, and covenants to defend Secured Party and each Lender against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "Claims"), including, without limitation, court costs and attorneys' fees, and any of the foregoing arising from the negligence of Secured Party or any Lender, or any of their respective officers, employees, agents, advisors, employees, or representatives, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof; provided, however, that the indemnity set forth in this Paragraph 8(k) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party or any Lender.

      9. ACKNOWLEDGMENT OF REGULATORY CONSIDERATIONS

            (a) No Prohibited Transfers. It is hereby acknowledged that assignment or transfer of control of the FCC Licenses without the prior approval of the FCC may constitute a prohibited transfer in violation of FCC rules and regulations. Secured Party agrees that exercise of its Rights hereunder, including transfer of FCC Licenses upon the occurrence of a Default or Potential Default, shall be effected only after the obtaining of any necessary approvals for such exercise.

            (b) Actions by Debtor. If counsel to Secured Party reasonably determines that the consent of the FCC is required in connection with any of the actions which may be taken by Secured Party on behalf of Lenders in the exercise of their Rights hereunder or under the Loan Documents, then Debtor, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Secured Party and Lenders in any action commenced by Secured Party to secure such consent and in such case Debtor shall retain control of its respective FCC Licenses until the FCC shall have granted its consent to the transfer of the FCC Licenses and related permits. Upon the occurrence and during the continuation of a Default or Potential Default, Debtor shall promptly execute or cause the execution of all applications, certificates, instruments, and other documents and papers that the Secured Party may be required to file in order to obtain any necessary governmental consent, approval, or authorization, and if Debtor fails or refuses to execute such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may execute such documents on behalf of Debtor. In addition, Debtor shall execute such applications and other documents and will take such other action as may be required in order for Secured Party to obtain from the FCC consent to operate the System, through a receiver or otherwise, during the time the Secured Party seeks to obtain a purchaser for the System and to submit any sale of the Systems to the FCC for approval. Debtor recognizes that FCC Licenses, franchises, and other similar agreements or authorizations are unique assets which (or the control of which) may have to be transferred in order for Lenders adequately to realize the value of their Security Interests. Debtor further recognizes that a violation of this covenant would result in irreparable harm to Lenders for which monetary damages are not readily ascertainable and which might not fully compensate such Lenders. Therefore, in addition to any other remedy which may be available to Lenders, at Law or in equity, Secured Party on behalf of Lenders shall have the remedy of specific performance of the provisions of this subsection.

            (c) FCC Approval. Notwithstanding anything to the contrary contained in this Security Agreement, Secured Party will not take any action pursuant to this Security Agreement or any of the documents executed pursuant hereto which would constitute an assignment of an FCC License or any transfer of control of an FCC License if such assignment of license or transfer of control would require under then-existing Law (including the written rules and regulations promulgated by the FCC or such other regulatory authority with jurisdiction) the prior approval of the FCC or such other regulatory authority with jurisdiction, without first obtaining such approval. Debtor agrees to take, or cause to be taken, any action which Secured Party may reasonably request in order to obtain and enjoy the full Rights and benefits granted to Secured Party by this Security Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at Debtor's cost and expense, the exercise of its best efforts to cooperate in obtaining FCC approval of any action or transaction contemplated by this Security Agreement or any other instrument or agreement executed pursuant hereto which is then required by Law.

            (d) Subsequent Actions by Debtor. Debtor agrees that if, for any reason, the FCC or any such other regulatory authority with jurisdiction does not approve within a reasonable period of time the initial application for approval of the transfer of the FCC Licenses, then Paragraphs 9(b) and (c) above hereof shall be applicable to any subsequent application for transfer of the FCC Licenses pursuant to action taken by Secured Party in the exercise of its Rights hereunder or under the Loan Documents. With respect to each subsequent proposed purchaser(s), Debtor agrees to execute all such applications and other documents and take all such other action as may be reasonably requested by Secured Party at any time and from time to time in order to obtain the approval by the FCC or any other regulatory authorities. Exercise by Secured Party of the Right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

      10. MISCELLANEOUS.

            (a) Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of Lenders to advance Borrowings or issue LCs under the Loan Documents, the payment in full of the Obligation, and the expiration of all LCs and all Financial Hedges issued by any Lender or any Affiliate of any Lender to Communications or any Company; (ii) be binding upon Debtor, its successors, and assigns; and (iii) inure to the benefit of and be enforceable by Secured Party,

      Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party and Lenders may assign or otherwise transfer any of their respective Rights under this Security Agreement to any other Person in accordance with the terms and provisions of Section 13.13 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the Rights and benefits in respect thereof granted herein or otherwise to the Secured Party or Lenders, as the case may be. Upon payment in full of the Obligation, the termination of the commitment of Lenders to extend credit or issue LCs under the Loan Documents, and the expiration of all LCs or Financial Hedges issued by any Lender or any Affiliate of any Lender to Communications or any Company, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

            (b) Reference to Miscellaneous Provisions. This Security Agreement is one of the "Loan Documents" referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in Section 13 of the Credit Agreement, other than the provisions set forth in Section 13.7, are incorporated herein by reference, the same as if set forth herein verbatim.

            (c) Term. Upon full and final payment and performance of the Obligation, this Security Agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Security Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligation is received by such Obligor.

            (d) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation;
      (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor or any new agreement between or among Secured Party or one or more Lenders and Debtor, it being understood that neither Secured Party nor any Lender shall be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else.

            (e) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable Law, Debtor waives (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all Rights of marshaling in respect of any and all of the Collateral.

            (f) Financing Statement. Secured Party shall be entitled at any time to file this Security Agreement or a carbon, photographic, or other reproduction of this Security Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Security Agreement.

            (g) Amendments. This Security Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

            (h) Multiple Counterparts. This Security Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

            (i) Parties Bound; Assignment. This Security Agreement shall be binding on Debtor and Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns.

                  (i) Secured Party is the agent for each Lender under the
            Credit Agreement, the Security Interest and all Rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender, and Secured Party may, without the joinder of any Lender, exercise any and all Rights in favor of Secured Party or Lenders hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The Rights of each Lender vis-a-vis Secured Party and each other Lender may be subject to one or more separate agreements between or among such parties, but Debtor need not inquire about any such agreement or be subject to any terms thereof unless Debtor specifically joins therein; and consequently, neither Debtor nor Debtor's heirs, personal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

                  (ii) Debtor may not, without the prior written consent of
            Secured Party, assign any Rights, duties, or obligations hereunder.

            (j) GOVERNING LAW. PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THAT MIGHT OTHERWISE APPLY, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THE SECURITY AGREEMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS SECURITY AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

                     Remainder of Page Intentionally Blank.
                            Signature Page to Follow.

      EXECUTED as of the date first stated in this Pledge, Assignment, and Security Agreement.

________________________,               ATTEST:                           (Seal)
as Debtor

By: _____________________________       ________________________________________
    Name: _______________________       Secretary/Assistant Secretary
    Title: ______________________       of Debtor

                                        ________________________________________
                                        Printed Name


                                        WITNESSED:

                                        ________________________________________
                                        Name: __________________________________

                                        ________________________________________
                                        Name: __________________________________

                   Pledge, Assignment, and Security Agreement
                                 Signature Page

                        SCHEDULE 1 TO SECURITY AGREEMENT

PART A - EXISTING DOC SECURITY AGREEMENTS

1. THIRD AMENDED AND RESTATED PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by Dobson Operating Company, Dobson Cellular of Maryland, Inc., Dobson Cellular of Kansas/Missouri, Inc., Dobson Cellular of Enid, Inc., Dobson Cellular of Woodward, Inc., Dobson Cellular Systems, Inc., Dobson Cellular of Arizona, Inc., Texas RSA No. 2 Limited Partnership, Oklahoma RSA 5 Limited Partnership, and Oklahoma RSA 7 Limited Partnership, as Debtors, and Administrative Agent under the Existing DOC Credit Agreement, for the benefit of Lenders thereunder, as Secured Party, which amended and restated the Seconded Amended and Restated Security Agreement (defined below).

2. SECOND AMENDED AND RESTATED SECURITY AGREEMENT dated as of February 28, 1997, executed by DOC (under its previous name, Dobson Communications Corporation), Dobson Cellular Systems, Dobson Cellular of Enid, Inc., Dobson Cellular of Woodward, Inc., Oklahoma RSA 5 Limited Partnership, Oklahoma RSA 7 Limited Partnership, and Texas RSA No. 2 Limited Partnership (collectively, the "Original Debtors") and Dobson Cellular of Arizona, Inc., Dobson Cellular of Maryland, Inc., Dobson Cellular of Kansas/Missouri, Inc., and Dobson Fiber Company (the "Second Amended and Restated Security Agreement"), which amended and restated the Amended Security Agreements (defined below).

3. AMENDED AND RESTATED SECURITY AGREEMENTS dated March 19, 1996, executed by the Original Debtors (the "Amended Security Agreements"), which amended and restated the Original Security Agreements (defined below).

4. SECURITY AGREEMENTS dated November 9, 1994, executed by the Original Debtors (the "Original Security Agreements").

5.    PLEDGE AGREEMENT dated as of February 28, 1997, executed by DOC.

6.    COLLATERAL ASSIGNMENT OF NOTES dated as of February 28, 1997, executed by
      DOC.

7. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by DOC Cellular Subsidiary Company, Dobson Cellular of Southern California, Inc., Associated Telecommunications and Technologies, Inc., Oklahoma Independent RSA 5 Partnership, and Oklahoma Independent RSA 7 Partnership, as Debtors, and Administrative Agent under the Existing DOC Credit Agreement, for the benefit of Lenders thereunder, as Secured Party.

8. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated June 1, 1998, executed by Dobson Cellular of Sandusky, Inc., as Debtor, and Administrative Agent under the Existing DOC Credit Agreement, for the benefit of Lenders thereunder, as Secured Party.

PART B - EXISTING DCOC SECURITY AGREEMENTS

1. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by Dobson Cellular Operations Company, as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

2. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by Dobson Cellular of Texas, Inc., as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

3. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by Dobson Cellular of California, Inc., as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

4. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by Cellular 2000 Telephone Company, as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

5. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by RSA 339, Inc., as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

6. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by Cellular 2000, as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

7. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated June 1, 1998, executed by Santa Cruz Cellular Telephone, Inc., as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

8. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated March 25, 1998, executed by Dobson Cellular of Imperial, Inc. , as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

9. PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT dated December 2, 1998, executed by Dobson Cellular of Navarro, Inc., as Debtor, and Collateral Agent under the Existing DCOC Credit Agreements, as Secured Party.

                          ANNEX A TO SECURITY AGREEMENT

                          (TO BE PROVIDED BY BORROWER)

A.    LOCATION OF BOOKS AND RECORDS

B.    LOCATION OF COLLATERAL

C.    LOCATION OF REAL PROPERTY (OTHER THAN CELLULAR TRANSMISSION TOWERS)

D.    JURISDICTION(S) FOR FILING FINANCING STATEMENTS

                          ANNEX B TO SECURITY AGREEMENT

                          (TO BE PROVIDED BY BORROWER)

A.    PLEDGED SHARES

B. COLLATERAL NOTES (INCLUDING CELLULAR PARTNERSHIP PROMISSORY NOTES) AND COLLATERAL NOTE SECURITY

C.    PARTNERSHIP INTERESTS

D.    TRADEMARKS

E.    PATENTS

                          ANNEX C TO SECURITY AGREEMENT

      DEFAULTS OR POTENTIAL DEFAULTS UNDER ANY COLLATERAL NOTE OR DOCUMENTS
                    EVIDENCING THE COLLATERAL NOTE SECURITY

                          (TO BE PROVIDED BY BORROWER)

                          ANNEX D TO SECURITY AGREEMENT

                            MATERIAL DEPOSIT ACCOUNTS

                          (TO BE PROVIDED BY BORROWER)

          NAME OF BANK               ADDRESS               ACCOUNT NUMBER
          ------------               -------               --------------

                          ANNEX E TO SECURITY AGREEMENT

                      FORM OF LETTER FROM DEPOSITORY BANKS

TO: Bank of America, N.A., in its capacity as Administrative Agent for Certain Lenders and as Secured Party under that certain Pledge, Assignment, and Security Agreement dated as of ___________________, 2000
      901 Main Street, 64th Floor
      Dallas, Texas 75202
      Attn: Julie Schell

      Re:   Deposit Accounts (the "Accounts") maintained with
            __________________________ (the "Deposit Bank"), including without limitation the Deposit Accounts Listed on Addendum(1)

      This will confirm that (the "Company") and the undersigned Deposit Bank have agreed as follows with respect to the Accounts:

      1. The Company and the Deposit Bank acknowledge and confirm that all funds now or at any time hereafter deposited to the Accounts and all of the Company's rights regarding such Accounts constitute part of the "Collateral" granted to Administrative Agent by the Company to secure the Company's obligations under the Credit Agreement and/or related Loan Documents and that Administrative Agent holds a security interest and collateral assignment therein.

      2. The Deposit Bank (excluding any Deposit Bank which is a Lender under the Credit Agreement) will not exercise, and hereby releases, any banker's lien upon, and any right of setoff against, the Accounts or any funds at any time deposited to the Accounts except with respect to the Deposit Bank's normal fees and charges for operating the Accounts.

      3. The Deposit Bank will take the following actions upon written demand by Administrative Agent:

            A. The Deposit Bank will (and in the event of such demand the Company hereby irrevocably authorizes and instructs the Deposit Bank to) cease honoring all drafts, demands, withdrawal requests, or remittance instructions by the Company, whether made before or after the demand.

            B. The Deposit Bank will hold solely for account of Administrative Agent all funds which may be on deposit in the Accounts at the time of the demand and all funds thereafter deposited to the Accounts, and, upon instructions from Administrative Agent, the Deposit Bank will remit all such funds (subject to Paragraph 2 above) to Administrative Agent in such manner as Administrative Agent may from time to time instruct the Deposit Bank in writing.

      After such a demand is made, Administrative Agent shall have sole control over the Accounts and the sole right to exercise and enforce all rights and remedies with respect thereto. The demand shall be effective when it is received by the Deposit Bank in writing at the address and to the attention of the person set forth below (or at such other address or to the attention of such other person as the Deposit Bank may specify by written notice received by Administrative Agent and the Company) and when the Deposit Bank has had a reasonable time, based on the same standards as those applicable to payment and stop payment instructions generally, to act thereon.

      4. Upon request of Administrative Agent, Deposit Bank will send to Administrative Agent, at its above address, a copy of each periodic statement for the Account, as and when the statement is sent to the Company.

      5. This letter agreement is binding upon the Deposit Bank and the Company and their successors and assigns and is enforceable by Administrative Agent and its successors and assigns. It supersedes all prior agreements relating to the Deposit Bank, and it may not be modified or terminated except upon Administrative Agent's written consent. The Deposit Bank and the Company waive notice of acceptance hereof and of any action taken or omitted in reliance hereon.

DATED AS OF: ___________________, 2000.

                                        [COMPANY]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        [DEPOSIT BANK]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                        [Address]

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        Attention: _____________________________
                                        Telex: _________________________________
                                        Telecopier: ____________________________


                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                   ADDENDUM 1

                            MATERIAL DEPOSIT ACCOUNTS

                          ANNEX F TO SECURITY AGREEMENT

                               PLEDGE INSTRUCTION

PARTNERSHIP: _____________________          INTEREST OWNER: ____________________

      BY THIS PLEDGE INSTRUCTION, dated as of ___________, 2000, ___________ ("Interest Owner"), hereby instructs ___________ (the "Partnership") to register a pledge in favor of Bank of America, N.A. ("Pledgee"), in its capacity as Administrative Agent for certain Lenders and as Secured Party under that certain Pledge, Assignment, and Security Agreement dated as of ___________, 2000 (as amended, modified, supplemented, or restated from time to time, the "Security Agreement"), against, and a security interest in favor of Pledgee in, all of the Interest Owner's Rights in connection with any partnership interest in the Partnership now and hereafter owned by the Interest Owner ("Partnership Interest").

      A. Pledge Instructions. The Partnership is hereby instructed by the Interest Owner to register all of the Interest Owner's Right, title, and interest in and to all of the Interest Owner's Partnership Interest as subject to a pledge and security interest in favor of Pledgee who, upon such registration of pledge, shall become the registered pledgee of the Partnership Interest with all Rights incident thereto.

      B. Initial Transaction Statement. The Partnership is further instructed by the Interest Owner to promptly inform Pledgee of the registration of the pledge by sending the initial transaction statement, in the form attached hereto as Annex A, to Pledgee at its office located at ___________, with a copy to Interest Owner.

      C. Partnership Distributions, Accounts, and Correspondence. The Partnership is further instructed by the Interest Owner to promptly (i) cause the Partnership to pay and remit to the Pledgee all proceeds, distributions, and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership to provide to the Pledgee all future correspondence, accountings of distributions, and tax returns of the Partnership.

      D. Warranties of the Interest Owner. The Interest Owner hereby warrants that (i) the Interest Owner is an appropriate person to originate this instruction; (ii) the Interest Owner is entitled to effect the instruction here given; and (iii) the Interest Owner's taxpayer identification number is
___________.

                     Remainder of Page Intentionally Blank.
                            Signature Page to Follow.

      EXECUTED as of the date first stated in this Pledge Instruction.

                                        ________________________________________


                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                         CONSENT OF THE GENERAL PARTNER

      The undersigned, ___________________, in its capacity as general partner of the Partnership (in such capacity, the "General Partner") hereby acknowledges and consents to, and agrees to cause to be registered on the books and records of the Partnership, the Pledge of Partnership Interests, and further agrees that upon receipt of written notice from the Pledgee, the General Partner shall (i) cause the Partnership to pay and remit to the Pledgee all distributions and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership to provide to the Pledgee all future correspondence, accountings of distributions, and tax returns of the Partnership.


                                        _______________________________________,
                                        as General Partner


                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                               Pledge Instruction
                                 Signature Page

                         EXHIBIT A TO PLEDGE INSTRUCTION

                      FORM OF INITIAL TRANSACTION STATEMENT

      THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

NAME OF PLEDGOR: _____________________________________
ADDRESS OF PLEDGOR: __________________________________
Tax ID or Social Security Number: ____________________

Bank of America, N.A.
[ADDRESS]
[Tax ID Number: ______________________________________]

      On ___________________, 2000, the undersigned, ___________________, in its capacity as managing general partner of (in such capacity, the "Managing General Partner") caused the pledge of ___________________ (____%) of the outstanding partnership interests in ___________________ ("Partnership Interest") by (the "Pledgor"), in favor of Bank of America, N.A. (the "Pledgee"), in its capacity as Administrative Agent for certain Lenders and as Secured Party under that certain Pledge, Assignment, and Security Agreement dated as of ___________________, 2000 (as the same may be amended, modified, supplemented, or restated from time to time), to be registered on the books and records of the Partnership. Except for the pledge in favor of the Pledgee, to the knowledge of the undersigned (including, without limitation, any information which may appear on the undersigned's books and records) there are no liens, restrictions, or adverse claims to which the Partnership Interest is, or may be, subject as of the date hereof.

                                        ________________________________________


                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                   EXHIBIT D-2

              FORM OF AMENDED AND RESTATED PLEDGE, ASSIGNMENT, AND
            SECURITY AGREEMENT FOR DOBSON COMMUNICATIONS CORPORATION

      THIS AMENDED AND RESTATED PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT (this "Pledge Agreement") is executed as of ____________, 2000, by DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation ("Debtor"), whose address is _________________________, and BANK OF AMERICA, N.A., a national banking association, (in its capacity as "Administrative Agent" for the holders of the Obligation under the Credit Agreement defined below), as "Secured Party," whose address is 901 Main Street, Suite 3100, Dallas, Texas 75202.

                                    RECITALS

      A. Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company, "Borrower") has entered into an Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement") dated as of January 18, 2000, with Bank of America, N.A., as Administrative Agent (including its permitted successors and assigns in such capacity, the "Administrative Agent"), and the Lenders now or hereafter party to the Credit Agreement (including their respective permitted successors and assigns, the "Lenders"), which Credit Agreement amends, restates, and consolidates the Existing Credit Agreements (as such term is described and defined in the Credit Agreement).

      B. To assure payment and performance of the Obligation under the Existing DOC Credit Agreements, Debtor executed an Amended and Restated Pledge Agreement dated March 25, 1998, executed by Dobson Communications Corporation, as Debtor, and Administrative Agent under the Existing DOC Credit Agreement, for the benefit of Lenders thereunder, as Secured Party (the "Existing Communications Pledge Agreement").

      C. In connection with the execution of and as a condition of the effectiveness of, the Credit Agreement, the Existing Communications Pledge Agreements are required to be (and are hereby) amended, restated, and consolidated in their entirety.

      D. This Pledge Agreements is integral to the transactions contemplated by the Loan Documents, and the execution and delivery thereof, is a condition precedent to Lenders' obligations to extend credit under the Loan Documents.

      ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

      1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligation is paid and performed in full.

      2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Pledge Agreement with the same meaning; provided that (a) if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and (b) if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

            Collateral has the meaning set forth in Paragraph 4 hereof.

            Lender means, individually, or Lenders means, collectively, on any date of determination, the Administrative Agent and Lenders and their permitted successors and assigns.

            Obligation means, collectively, (a) the "Obligation" as defined in the Credit Agreement and (b) all indebtedness, liabilities, and obligations of Debtor arising under this Pledge Agreement or Guaranty assuring payment of the Obligation; it being the intention and contemplation of Debtor and Secured Party that future advances will be made by Secured Party or one or more Lenders to Debtor for a variety of purposes, that Debtor may guarantee (or otherwise become directly or contingently obligated with respect to) the obligations of others to Secured Party or to one or more Lenders, that from time to time overdrafts of Debtor's accounts with Secured Party or with other Lenders may occur, and that Secured Party or one or more Lenders may from time to time acquire from others obligations of Debtor to such others, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligation secured hereby. The Obligation shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owed by Debtor to Secured Party or to any Lender arising under the Loan Documents or otherwise.

            Obligor means any Person obligated with respect to any of the Collateral, whether as an obligor on an instrument, issuer of securities, or otherwise.

            Pledged Securities means, collectively, the Pledged Shares and any other Collateral constituting securities;

            Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3 hereof.

            UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of New York or other applicable jurisdiction, as amended at the time in question.

      3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligation when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor's Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Pledge Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

      4. COLLATERAL. As used herein, the term "Collateral" means the following items and types of property:

            (a) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by or other interests (including membership interests or limited liability company interests) in Borrower, now owned or hereafter acquired by Debtor, together with all Distributions thereon, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "Pledged Shares"), including, without limitation, the Pledged Shares described on Annex B..

            (b) All present and future increases, profits, combinations, reclassifications, and substitutes and replacements for, all or part of the Collateral heretofore described.

            (c) All present and future accounts, contract Rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise.

The description of the Collateral contained in this Paragraph 4 shall not be deemed to permit any action prohibited by this Pledge Agreement or by the terms incorporated in this Pledge Agreement. Furthermore, notwithstanding any contrary provision, Debtor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. ss. 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "fraudulent conveyance"), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Pledge Agreement is automatically amended to carry out the intent of this paragraph.

      5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

            (a) Credit Agreement. Certain representations and warranties in the Credit Agreement are applicable to it or its assets or operations, and each such representation and warranty is true and correct.

            (b) Binding Obligation. This Pledge Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions described on Annex A hereto, the Security Interest in that Collateral will be fully perfected. Once perfected and, in the case of investment property or instruments, upon possession or "control" (within the meaning of Sections 8-106 and 9-115 of the UCC) by Secured Party, the Security Interest will constitute a first-priority Lien on the Collateral. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

            (c) Location. Debtor's place of business and chief executive office is where Debtor is entitled to receive notices hereunder.

            (d) Securities. All Collateral that is Pledged Securities is duly authorized, validly issued, fully paid, and non-assessable, and the transfer thereof is not subject to any restrictions, other than restrictions imposed by applicable securities and corporate Laws. The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding capital stock or other equity or investment securities issued by or other interests (including membership interests or limited liability company interests) in Borrower. Debtor has good title to the Collateral, free and clear of all liens and encumbrances thereon (except for the Security Interest created hereby), and has delivered to Secured Party all stock certificates, promissory notes, bonds, debentures, or other instruments or documents representing or evidencing the Collateral, together with corresponding assignment or transfer powers duly executed in blank by Debtor, and such powers have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms; and the pledge of the Collateral in accordance with the terms hereof creates a valid and perfected first priority Security Interest in the Collateral securing payment of the Obligation.

            (e) Governmental Authority. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Debtor of the Pledged Securities pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by Debtor, or (ii) for the exercise by Secured Party of the voting or other Rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with the disposition of the Pledged Securities by Laws affecting the offering and sale of securities generally and in connection with the transfer of control of the Authorizations).

            (f) Liens. Debtor owns all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all Liens.

The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

      The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

      6. COVENANTS. So long as Lenders are committed to extend credit to Borrower under the Credit Agreement and until the Obligation is paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:

            (a) Credit Agreement. (i) Comply with, perform, and be bound by all covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 11.12 OF THE CREDIT AGREEMENT); AND (ii) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 13.10 OF THE CREDIT AGREEMENT.

            (b) Perform Obligations. Fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

            (c) Notices. (i) Promptly notify Secured Party of (A) any change in any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Obligation, and (B) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding; and (ii) give Secured Party 30 days written notice before any proposed (A) relocation of its principal place of business or chief executive office and (B) change of its name, identity, or corporate structure. Prior to making any of the changes contemplated in clause (ii) preceding, Secured Party shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

            (d) Collateral in Trust. Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is chattel paper, instruments, Pledged Securities, or documents at any time received by Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any Collateral so retained shall be marked to state that it is assigned to Secured Party.

            (e) Further Assurances. At Debtor's expense and Secured Party's request, before or after a Default or Potential Default, (i) file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, the Right to sell all the Collateral upon a Default or Potential Default without additional consent or approval from such Governmental Authority (and, because Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.

            (f) Modifications to Agreements. Not modify or substitute, or permit the modification or substitution of, any document evidencing the Collateral or contract to which any of the Collateral relates.

            (g) Securities. Not sell, exchange, or otherwise dispose of, or grant any option, warrant, or other Right with respect to, any of the Collateral; cause Borrower not to issue any stock or other securities in addition to or in substitution for the Pledged Securities issued by Borrower, except to Debtor; pledge hereunder, immediately upon Debtor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of Borrower issued to Debtor; and take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Collateral, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

      7. DEFAULT; REMEDIES. If a Default or a Potential Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a Secured Party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation, (a) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (b) applying to the Obligation any cash held by Secured Party under this Pledge Agreement, if any. Notwithstanding the foregoing, Secured Party will not exercise any remedies against the assets of Debtor unless it has given at least ten days written notification to Debtor, to the FCC, to the extent such notice is required under 47 C.F.R. 22.937(f), and to any other Governmental Authority, to the extent such notice is required by Law.

            (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided, that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

            (b) Sales of Pledged Securities.

                  (i) Debtor agrees that, because of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "Securities Act"), or any other Laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its Rights. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence and during the continuation of a Default or Potential Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other Laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such Pledged Securities were either afforded to a larger number or potential purchasers, registered under the Securities Act, or sold in the open market. Debtor agrees that any such private sale made under this Paragraph 7(a) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities Laws.

                  (ii) Secured Party is authorized, in connection with any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable Law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable Law. Upon any such sale Secured Party shall have the Right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely, free from any claim or Right of Debtor of whatsoever kind, including any equity or Right of redemption of Debtor. Debtor, to the extent permitted by applicable Law, hereby specifically waives all Rights of redemption, stay, or appraisal which it has or may have under any Law now existing or hereafter enacted.

                  (iii) Debtor agrees that five (5) days' written notice from
            Secured Party to Debtor of Secured Party's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of Section 9-504(c) of the UCC. Such notice shall
            (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                  (iv) In case of any sale of all or any part of the Pledged
            Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (v) Without limiting the foregoing, or imposing upon Secured
            Party any obligations or duties not required by applicable Law, Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other Rights or remedies provided Secured Party hereunder or under applicable Law, Secured Party may, but shall not be required to, (A) qualify or restrict prospective purchasers of the Pledged Securities by requiring evidence of sophistication or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process,
            (B) provide to prospective purchasers business and financial information regarding Debtor or the Companies available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.

            (c) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Party under Paragraph 8; and third, toward payment of the balance of the Obligation in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor shall remain liable for any deficiency.

      8. OTHER RIGHTS OF SECURED PARTY.

            (a) Performance. If Debtor fails to preserve the priority of the Security Interest in any of the Collateral or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligation.

            (b) Collection. If a Default or Potential Default exists and upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to Pledged Securities) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(e) hereof, until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. If a Default or Potential Default exists, Secured Party shall have the Right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Pledge Agreement. If a Default or Potential Default exists and any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party.

            (c) Record Ownership of Securities. If a Default or Potential Default exists, Secured Party at any time may have any Collateral that is Pledged Securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Secured Party; and, as to any Collateral that is Pledged Securities so registered, Secured Party shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting Rights and powers which it is entitled to exercise under this Pledge Agreement or to receive the dividends and other payments in respect of such Collateral that is Pledged Securities which it is authorized to receive and retain under this Pledge Agreement.

            (d) Voting of Securities. As long as neither a Default nor Potential Default exists, Debtor is entitled to exercise all voting Rights pertaining to any Pledged Securities; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of Secured Party which would (x) be inconsistent with or violate any provision of this Pledge Agreement or any other Loan Document or (y) amend, modify, or waive any term, provision or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document, or other agreement relating to, evidencing, providing for the issuance of, or securing any Collateral; and provided further that Debtor shall give Secured Party at least five Business Days' prior written notice in the form of an officers' certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual Rights pertaining to the Collateral or any part thereof which might have a material adverse effect on the value of the Collateral or any part thereof. If a Default or Potential Default exists and if Secured Party elects to exercise such Right, the Right to vote any Pledged Securities shall be vested exclusively in Secured Party. To this end, Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

            (e) Certain Proceeds. Notwithstanding any contrary provision herein, any and all

                  (i) dividends, interest, or other Distributions paid or
            payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                  (ii) dividends, interest, or other Distributions hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or in connection with a reduction of capital, capital surplus, or paid-in-surplus;

                  (iii) cash paid, payable, or otherwise distributed in
            redemption of, or in exchange for, any Collateral; and

                  (iv) dividends, interest, or other Distributions paid or
            payable in violation of the Loan Documents,

      shall be part of the Collateral hereunder, shall, if received by Debtor, be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody's and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph are applicable whether or not a Default or Potential Default exists.

            (f) Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's attorney-in-fact, with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor, Secured Party, Lenders, or otherwise, from time to time in Secured Party's discretion, for the sole purpose of carrying out the terms of this Pledge Agreement and, to the extent permitted by applicable Law, to take any action and to execute any document and instrument which Secured Party may deem necessary or advisable to accomplish the following when a Default exists:

                  (i) to receive, endorse, and collect any drafts or other
            instruments or documents in connection with clause (b) above and this clause (f); and

                  (ii) to execute on behalf of Debtor, any financing statement or continuation statement with respect to the Security Interests created hereby which Secured Party may deem necessary or advisable to protect and preserve the Collateral, and all Rights thereto, when a Default exists.

            (g) Purchase Money Collateral. To the extent that Secured Party or any Lender has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, Secured Party or such Lender, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.

            (h) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

            (i) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use or possession of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party and each Lender harmless from and against, any and all claims, causes of action, or liability, howsoever arising, from or incident to such use or possession, whether such Persons be agents or employees of Debtor or of third parties. Debtor agrees to indemnify, save, and hold Secured Party and each Lender harmless from and against, and covenants to defend Secured Party and each Lender against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "Claims"), including, without limitation, court costs and attorneys' fees, and any of the foregoing arising from the negligence of Secured Party or any Lender, or any of their respective officers, employees, agents, advisors, employees, or representatives, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use or possession thereof; provided, however, that the indemnity set forth in this Paragraph 8(i) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party or any Lender.

      9. ACKNOWLEDGMENT OF REGULATORY CONSIDERATIONS

            (a) No Prohibited Transfers. It is hereby acknowledged that assignment or transfer of control of Authorization without the prior approval of Governmental Authorities may constitute a prohibited transfer in violation of Law. Secured Party agrees that exercise of its Rights hereunder shall be effected only after the obtaining of any necessary approvals for such exercise.

            (b) Actions by Debtor. If counsel to Secured Party reasonably determines that the consent of any Governmental Authority is required in connection with any of the actions which may be taken by Secured Party on behalf of the Lenders in the exercise of their Rights hereunder or under the Loan Documents, then Debtor, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Secured Party and Lenders in any action commenced by Secured Party to secure such consent. Upon the occurrence and during the continuation of a Default or Potential Default, Debtor shall promptly execute or cause the execution of all applications, certificates, instruments, and other documents and papers that the Secured Party may be required to file in order to obtain any necessary governmental consent, approval, or authorization, and if Debtor fails or refuses to execute such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may execute such documents on behalf of Debtor. Debtor further recognizes that a violation of this covenant would result in irreparable harm to Lenders for which monetary damages are not readily ascertainable and which might not fully compensate such Lenders. Therefore, in addition to any other remedy which may be available to the Lenders, at Law or in equity, Secured Party on behalf of Lenders shall have the remedy of specific performance of the provisions of this subsection.

            (c) Approval of Governmental Authorities. Notwithstanding anything to the contrary contained in this Pledge Agreement, Secured Party will not take any action pursuant to this Pledge Agreement or any of the documents executed pursuant hereto which would constitute an assignment of an Authorization or any transfer of control of an Authorization if such assignment of license or transfer of control would require under then-existing Law (including the written rules and regulations promulgated by any Governmental Authority) the prior approval of the Governmental Authority issuing such Authorization, without first obtaining such approval. Debtor agrees to take, or cause to be taken, any action which Secured Party may reasonably request in order to obtain and enjoy the full Rights and benefits granted to Secured Party by this Pledge Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at Debtor's cost and expense, the exercise of its best efforts to cooperate in obtaining Governmental Authority approval of any action or transaction contemplated by this Pledge Agreement or any other instrument or agreement executed pursuant hereto which is then required by Law.

            (d) Subsequent Actions by Debtor. Debtor agrees that if, for any reason, any Governmental Authority does not approve within a reasonable period of time the initial application for approval of the transfer of the Authorizations, then Paragraphs 9(b) and (c) above hereof shall be applicable to any subsequent application for transfer of the Authorizations pursuant to action taken by Secured Party in the exercise of its Rights hereunder or under the Loan Documents. With respect to each subsequent proposed purchaser(s), Debtor agrees to execute all such applications and other documents and take all such other action as may be reasonably requested by Secured Party at any time and from time to time in order to obtain the approval by the Governmental Authorities.

      Exercise by Secured Party of the Right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

      10. MISCELLANEOUS.

            (a) Continuing Security Interest. This Pledge Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of the Lenders to advance Borrowings or issue LCs under the Loan Documents, the payment in full of the Obligation, and the expiration of all LCs and Financial Hedges issued by any Lender or any Affiliate of any Lender to Debtor or any Company; (ii) be binding upon Debtor, its successors, and assigns; and (iii) inure to the benefit of and be enforceable by the Secured Party, Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), the Secured Party and Lenders may assign or otherwise transfer any of their respective Rights under this Pledge Agreement to any other Person in accordance with the terms and provisions of Section 13.13 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the Rights and benefits in respect thereof granted herein or otherwise to the Secured Party or the Lenders, as the case may be. Upon payment in full of the Obligation, the termination of the commitment of Lenders to extend credit or issue LCs, and the expiration of all LCs or Financial Hedges issued by any Lender or any Affiliate of any Lender to Debtor or any Company, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

            (b) Reference to Miscellaneous Provisions. This Pledge Agreement is one of the "Loan Documents" referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in Section 13 of the Credit Agreement, other than the provisions set forth in Section 13.7, are incorporated herein by reference, the same as if set forth herein verbatim.

            (c) Term. Upon full and final payment and performance of the Obligation, this Pledge Agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Pledge Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligation is received by such Obligor.

            (d) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation;
      (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor or any new agreement between or among Secured Party or one or more Lenders and Debtor, it being understood that neither Secured Party nor any Lender shall be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Pledge Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else.

            (e) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable Law, Debtor waives (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all Rights of marshaling in respect of any and all of the Collateral.

            (f) Financing Statement. Secured Party shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Pledge Agreement.

            (g) Amendments. This Pledge Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

            (h) Multiple Counterparts. This Pledge Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one such counterpart.

            (i) Parties Bound; Assignment. This Pledge Agreement shall be binding on Debtor and Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns.

                  (i) Secured Party is the agent for each Lender under the
            Credit Agreement, the Security Interest and all Rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender, and Secured Party may, without the joinder of any Lender, exercise any and all Rights in favor of Secured Party or Lenders hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The Rights of each Lender vis-a-vis Secured Party and each other Lender may be subject to one or more separate agreements between or among such parties, but Debtor need not inquire about any such agreement or be subject to any terms thereof unless Debtor specifically joins therein; and consequently, neither Debtor nor Debtor's heirs, personal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

                  (ii) Debtor may not, without the prior written consent of
            Secured Party, assign any Rights, duties, or obligations hereunder.

            (j) GOVERNING LAW. PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THAT MIGHT OTHERWISE APPLY, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THE PLEDGE AGREEMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS PLEDGE AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

                     Remainder of Page Intentionally Blank.
                          Signature Page(s) to Follow.

      EXECUTED as of the day and year first herein set forth.

DOBSON COMMUNICATIONS                   ATTEST:
 CORPORATION, as Debtor                                                   (Seal)


By: _____________________________       ________________________________________
    Name: _______________________       Secretary/Assistant Secretary
    Title: ______________________       of Debtor

                                        ________________________________________
                                        Printed Name


                                        WITNESSED:

                                        ________________________________________
                                        Name: __________________________________

                                        ________________________________________
                                        Name: __________________________________

                                Pledge Agreement
                                 Signature Page

                           ANNEX A TO PLEDGE AGREEMENT

                  JURISDICTIONS FOR FILING FINANCING STATEMENTS

                           (To be Provided by Debtor)

                           ANNEX B TO PLEDGE AGREEMENT

                                 PLEDGED SHARES

                           (To be Provided by Debtor)

                                   EXHIBIT E-1

                         FORM OF COMPLIANCE CERTIFICATE
                         (Dobson Operating Co., L.L.C.)

               FOR ___________________ ENDED ______________, ____

                           DATE: ______________, ____

ADMINISTRATIVE AGENT:   Bank of America, N.A.

BORROWER:               Dobson Operating Co., L.L.C. (successor by merger with
                        Dobson Operating Company and Dobson Cellular Operations
                        Company)

--------------------------------------------------------------------------------

      This certificate is delivered under the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

      I certify to Lenders that:

      (a) I am a Responsible Officer of the Companies in the position(s) set forth under my signature below;

      (b) the Financial Statements of the Companies attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated financial condition and results of operations of the Companies as of, and for the (three, six, or nine months, or fiscal year) ended on, ___________________, _____ (the "Subject Period") [(subject only to normal year-end audit adjustments)];

      (c) a review of the activities of the Companies during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Loan Parties have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Documents, and during the Subject Period, (i) the Loan Parties kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Documents (except for the deviations, if any, set forth on Annex A to this certificate) in all material respects, and (ii) no Default (nor any Potential Default) has occurred which has not been cured or waived (except the Defaults or Potential Defaults, if any, described on Annex A to this Certificate);

      (d) the status of compliance by the Loan Parties with Sections 9.12, 9.13, 9.20, 9.22, and 9.29 of the Credit Agreement at the end of the Subject Period is as set forth on Annex B to this certificate;

      (e) to the extent any Equity Issuance or Debt Issuance occurred during the Subject Period, all mandatory prepayments or commitment reductions required pursuant to Section 3.3(b) have been made;

      (f) except for deviations described on Annex A, all Net Cash Proceeds from the disposition of assets required to be reinvested in property or assets of the Loan Parties during the Subject Period have been reinvested, and no mandatory prepayment is required to be paid by Borrower to Lenders pursuant to Section 3.3(b)(ii) of the Credit Agreement;

      (g) attached hereto as Annex C, is a true and correct copy of revised
Schedule 8.3A to the Credit Agreement reflecting the outstanding principal amount of intercompany loans and advances from any Company to any Cellular Partnership and the outstanding balance under the GRTI Note and any payments received under the GRTI Note since the date of the last Compliance Certificate; and

      (h) during the Subject Period, each Schedule and Annex to each Loan Document that was required to be revised and supplied to Administrative Agent in accordance with the terms of the Loan Documents has been so revised and supplied (including, without limitation, each Annex to each Security Agreement listing the locations of Collateral).

                                  [Signature of Responsible Officer of Borrower]


                                  By: __________________________________________
                                      Name:  ___________________________________
                                      Title: ___________________________________

                        ANNEX A TO COMPLIANCE CERTIFICATE

                         DEVIATIONS FROM LOAN DOCUMENTS/
                         DEFAULTS OR POTENTIAL DEFAULTS

                              (If none, so state.)

                        ANNEX B TO COMPLIANCE CERTIFICATE

                            Status of Compliance with
                    Sections 9.12, 9.13, 9.20, 9.22, and 9.29
                           of the Credit Agreement(1)
 [(Unless otherwise indicated, all calculations are made on a consolidated basis for the Companies at the date of determination with respect to the most recently-ended Rolling Period)]

           [Form to be Agreed to by Administrative Agent and Borrower]

                        ANNEX C TO COMPLIANCE CERTIFICATE

                Revised Schedule 8.3A and Payments Received under the GRTI Note since the date of the last Compliance Certificate

A.    Revised Schedule 8.3A is as follows:

B. Payments Received under the GRTI Note during the Subject Period is as follows:

                                   EXHIBIT E-2

              FORM OF PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

                           DATE: ____________ __, ____

ADMINISTRATIVE AGENT:   Bank of America, N.A.

BORROWER:               Dobson Operating Co., L.L.C. (successor by merger with
                        Dobson Operating Company and Dobson Cellular Operations
                        Company)

--------------------------------------------------------------------------------

      This Permitted Acquisition Compliance Certificate (the "Certificate") is delivered under the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

1. Notification of Proposed Acquisition.

      Borrower hereby notifies Administrative Agent that ___________________ [Borrower or any Restricted Subsidiary of Borrower] intends to acquire the [stock/assets] of ___________________ (the "Subject Acquisition"), on ___________________, 20__ (the "Acquisition Date") [in exchange for
___________________]. In connection with the Subject Acquisition and in satisfaction of certain conditions precedent to the qualification of the Subject Acquisition as a "Permitted Acquisition" under the Loan Documents, the following is attached hereto:

      Annex A: which demonstrates compliance with the Purchase Price requirements for a "Permitted Acquisition" and the required availability under the Revolver Facility;

      Annex B: which sets forth calculations demonstrating pro forma compliance with the financial covenants in Section 9.29 and additional covenants in Sections 9.12, 9.13, 9.20, and 9.22 of the Credit Agreement, after giving effect to the Subject Acquisition;

      Annex C: which sets forth a pro forma income and balance sheet for the Companies, after giving effect to the Subject Acquisition; and

      Annex D: which sets forth cash flow projections for the Subject Acquisition through the last-to-occur of the then-effective Termination Dates.

2. Certifications.

      On and as of the date of this Certificate, Borrower certifies to Administrative Agent and Lenders that the following statements are true and correct on the date hereof and will be true and correct on the closing date of the Subject Acquisition:

      (a) All of the representations and warranties in the Credit Agreement are true and correct (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

      (b) No Default or Potential Default exists nor will occur as a result of, and after giving effect to, the Subject Acquisition;

      (c) The company(ies) being acquired is (are) engaged in, or the assets being acquired are used in, the domestic cellular industry;

      (d) To the extent the Subject Acquisition is structured as a merger, Borrower (or if such merger is with any Restricted Subsidiary of Borrower, then a domestic entity that is or becomes a Restricted Subsidiary) is the surviving entity after giving effect to such merger;

      (e) To the extent that the Subject Acquisition is structured as a stock/equity acquisition, the acquiring Company will own not less than 75% of the entity being acquired and such acquired entity will be a domestic entity that is or becomes a Restricted Subsidiary;

      (f) A true and correct copy of the Purchase Agreement and all amendments, exhibits, and schedules thereto (the "Purchase Documents") have been delivered to Administrative Agent no later than the dates required by the Loan Documents and such Purchase Documents continue to be true and correct, and except for amendments, modifications, or supplements attached hereto as Annex E, such Purchase Documents have not been amended, modified, or supplemented since delivered to Administrative Agent;

      (g) The Purchase Price for the Subject Acquisition does not exceed $200,000,000, and when aggregated with the purchase prices of all other Acquisitions and Permitted Asset Swaps consummated during the calendar year, does not exceed $400,000,000;

      (h) To the extent the Subject Acquisition is a Permitted Asset Swap, the Subject Acquisition satisfies the requirements for a Permitted Asset Swap; and

      (i) Immediately prior to the Subject Acquisition and after giving effect thereto and all Borrowings under the Revolver Facility to be made in connection therewith, there is at least $25 million of availability under the Revolver Commitment and all calculations required by Administrative Agent showing the same are attached hereto.

3. Acknowledgments and Confirmation.

      Borrower acknowledges that this Certificate and the attached documents are being delivered in partial satisfaction of the requirements for a "Permitted Acquisition," and further confirms its understanding that the Subject Acquisition will not be a "Permitted Acquisition" until satisfaction of each of the criteria specified in the definition of "Permitted Acquisition" in Section
1.1 of the Credit Agreement, including, without limitation, satisfaction of the conditions precedent set forth in Section 7.2 and on Schedule 7.2.

4. Further Assurances.

      Borrower shall timely deliver to Administrative Agent, upon reasonable request by Administrative Agent, any documents, certificates, or information relating to the Subject Acquisition (including, without limitation, all information necessary to enable Administrative Agent to complete any due diligence related to the Company(ies) or the assets being acquired), which documents or certificates shall be in form and substance acceptable to Administrative Agent.

                                 DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                By: ____________________________________________
                                    Name:  _____________________________________
                                    Title: _____________________________________

                                     ANNEX A
                 TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

                   Compliance with Purchase Price Requirements

A.    Purchase Price

      1.    Purchase Price of Subject Acquisition (not to exceed
            $200,000,000), the components of which are,
            as follows:                                            $____________

            A.    Cash                                $________________
            B.    Value of Capital Stock              $________________
            C.    Assumed Liabilities                 $________________
            D.    Value of Property Exchanged
                  (excluded from Purchase Price
                  calculation for Permitted Asset
                  Swaps only)                         $________________
            E.    Consulting Contracts                $________________
            F.    Non-Compete Agreements              $________________
      2.    Purchase Price of all other Permitted Acquisitions
            and Permitted Asset Swaps consummated in the
            calendar year                                          $____________
      3.    The sum of Lines 1 and 2 does not exceed $400,000,000         Yes/No
      4.    The fair market value of the Cellular Assets of the
            Companies exchanged in the Subject Acquisition         $____________
      5.    The fair market value of the Cellular Assets of the
            Companies exchanged in all other Permitted Asset Swaps
            since the Closing Date                                 $____________
      6.    The sum of Lines 5 and 6 does not exceed $200,000,000         Yes/No

B.    Revolver Availability

      1.    Availability under the Revolver Commitment immediately
            prior to the consummation of the Subject Acquisition   $____________
      2.    Principal amount of Borrowings under the Revolver
            Facility on the closing date of the Subject
            Acquisition                                            $____________
      3.    The difference between Lines 1 and 2 does not exceed          Yes/No
            $25,000,000

                                     ANNEX B
                 TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

                               FINANCIAL COVENANTS

                      Status of Compliance with Sections 9.12, 9.13, 9.20, 9.22, and 9.29 of the Credit Agreement(1)

    (Unless otherwise indicated, all calculations are made on a consolidated pro forma basis for the Companies (after giving effect to the
                 Subject Acquisition) with respect to the most
                         recently-ended Rolling Period)

   Calculations are to be submitted in a form substantially similar to those utilized in the Compliance Certificate and in detail and
                   scope acceptable to Administrative Agent.

----------
      (1) All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

                                     ANNEX C
                 TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE


Date: ________________

Subject Acquisition: _____________________

                       PRO FORMA INCOME AND BALANCE SHEET

                          (TO BE PROVIDED BY BORROWER)

                                     ANNEX D
                 TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

Date: ________________

Subject Acquisition: _____________________

                              CASH FLOW PROJECTIONS

                          (TO BE PROVIDED BY BORROWER)

                                     ANNEX F
                 TO PERMITTED ACQUISITION COMPLIANCE CERTIFICATE

Date: ________________

Subject Acquisition: _____________________

                               PURCHASE AGREEMENT

                          (TO BE PROVIDED BY BORROWER)

                                   EXHIBIT E-3

                       FORM OF PERMITTED ACQUISITION LOAN
                               CLOSING CERTIFICATE
                               (___________, 20__)

      This certificate is delivered pursuant to Section 7.2 of the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Administrative Agent, and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

      1. Subject Acquisition. This certificate relates to the Acquisition by ___________________ [Borrower or any Subsidiary of Borrower] of the [stock/assets] of ___________________ (the "Subject Acquisition") [in exchange for __________], on ___________________, 20__ (the "Acquisition Date").

      2. Certification Regarding Subject Acquisition. In connection with Subject Acquisition, Borrower hereby represents and warrants the following:

      a. All of the representations and warranties in the Credit Agreement are true and correct immediately prior to and after giving effect to the Subject Acquisition (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

      b. Immediately prior to and after giving effect to the Subject Acquisition, no Default or Potential Default exists;

      c. Not less than 14 days prior to the Acquisition Date, Borrower delivered to Administrative Agent a Permitted Acquisition Compliance Certificate with respect to the Subject Acquisition, together with all financial projections, reports, and certifications required thereby, which certifications and representations continue to be true and correct on the Acquisition Date and which projections continue to be accurate and complete on and as of the Acquisition Date;

      d. Not less than 30 days prior to the Acquisition Date, Borrower delivered to Administrative Agent a copy of the Purchase Agreement and all amendments, exhibits, and schedules thereto (the "Purchase Documents"), and such Purchase Documents have not been amended, modified, or supplemented since the date of delivery to Administrative Agent (except as delivered pursuant to the Permitted Acquisition Compliance Certificate with respect to the Subject Acquisition);

      e. The Subject Acquisition meets all of the requirements to qualify as a "Permitted Acquisition" under the Credit Agreement, including, without limitation, the following conditions: (i) the Purchase Price for the Subject Acquisition does not exceed $200,000,000 and, when aggregated with the purchase price of all other Acquisitions and Permitted Asset Swaps consummated in the same calendar year as the Subject Acquisition, does not exceed $400,000,000; (ii) as of the Acquisition Date, the Subject Acquisition has been approved and recommended by the board of directors of the Person to be acquired or from which such business is to be acquired; (iii) each condition precedent to a Permitted Acquisition set forth in Section 7.2 and
            Schedule 7.2 of the Credit Agreement has been satisfied; (iv) after giving effect to the Subject Acquisition, the acquiring party is Solvent and the Companies, on a consolidated basis, are Solvent; (v) if the Subject Acquisition is structured as a merger, Borrower, (or if such merger is with any Restricted Subsidiary of Borrower, then a domestic company that is or becomes a Restricted Subsidiary) is the surviving entity after giving effect to such merger;(vi) if the Subject Acquisition is structured as a stock/equity acquisition, the acquiring Company shall own not less than a 75% interest in the entity being acquired ; and (vii) immediately prior to the Subject Acquisition and after giving effect thereto and all Borrowings under the Revolver Facility made in connection therewith, there is at least $25 million of availability under the Revolver Commitment;

      f. All acquisition documents related to the Subject Acquisition (the "Acquisition Documents") have been duly and validly executed and delivered by each of the parties thereto and constitute the legal, valid, and binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms (except as may be limited by applicable Debtor Relief Laws);

      g. All representations and warranties made by Borrower in the Permitted Acquisition Compliance Certificate and related Borrowing Notice (if any) delivered with respect to the Subject Acquisition, and by any Company or other Person in the Acquisition Documents, are true and correct in all material respects on and as of the date made or deemed made, as of the Acquisition Date, and as of the date(s) of funding of the Borrowing (if any) and the delivery of this certificate; and the Acquisition Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements, or understandings, written or oral, relating to the matters covered thereby; and

      h. The Subject Acquisition has been consummated contemporaneously with the making of the related Borrowing (if any) and the delivery of this certificate, and in compliance, in all material respects, with all conditions and requirements contained in the Acquisition Documents; no breach of any material term or condition contained in such Acquisition Documents has occurred; after giving effect to the Subject Acquisition, Borrower or its Subsidiary, as applicable, has acquired and become the owner(s) of all of the property or assets to be acquired thereby free and clear of any Liens, except Permitted Liens; in connection with the Subject Acquisition, no Company has assumed any liabilities other than those reflected or reserved against in the applicable pro forma Financial Statements delivered to Administrative Agent, or contingent liabilities under the Acquisition Documents which are not required to be reflected or reserved against in accordance with GAAP.

                     Remainder of Page Intentionally Blank.
                            Signature Page to Follow.

      EXECUTED on the date first written on this Permitted Acquisition Loan Closing Certificate.

                                     DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                    EXHIBIT F

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

      Reference is made to the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement dated as of January 18, 2000 (as amended, modified, supplemented, or restated to the Effective Date, the "Credit Agreement") among Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), Bank of America, N.A., as Administrative Agent for Lenders ("Administrative Agent"), and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      "Assignor" and "Assignee" referred to on Schedule 1 agree as follows:

      1. Assignor hereby sells and assigns to Assignee, without recourse and without representation or warranty except as expressly set forth herein, and Assignee hereby purchases and assumes from Assignor, an interest in and to Assignor's Rights and obligations under the Credit Agreement and the related Loan Documents as of the Effective Date equal to the percentage interest specified on Schedule 1 of all outstanding Rights and obligations with respect to those Facilities under the Credit Agreement as set forth on Schedule 1 (each an "Assigned Facility"). After giving effect to such sale and assignment, Assignee's Committed Sum under each affected Facility or Discretionary Loan under the Credit Agreement and the amount of the Principal Debt owed to Assignee under any affected Facility or Discretionary Loan will be as set forth on
Schedule 1.

      2. Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Loan Document or the performance or observance by any such party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) attaches the Notes held by Assignor (to the extent any of the Principal Debt being assigned and owed to Assignor is evidenced by Notes) and requests that Administrative Agent exchange such Notes for new Notes if so requested by either Assignor or Assignee. Any such new Notes shall be prepared in accordance with the provisions of Section 3.1(b) of the Credit Agreement and will reflect the respective Committed Sums or Principal Debt (for each Facility or Discretionary Loan, as appropriate) of Assignee and Assignor after giving effect to this Assignment and Acceptance Agreement.

      3. Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance Agreement; (c) agrees that it will, independently and without reliance upon Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(f) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (g) attaches any U.S. Internal Revenue Service or other forms required under Section 4.6(d) of the Credit Agreement.

      4. Following the execution of this Assignment and Acceptance Agreement by Assignor, Assignee, and Borrower (to the extent required hereunder), it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent pursuant to the Credit Agreement. The effective date for this Assignment and Acceptance Agreement shall be the date described on Schedule 1 (the "Effective Date"), which shall not, unless otherwise agreed to by Administrative Agent in its sole discretion, be earlier than five Business Days from the date of such acceptance and recording by Administrative Agent.

      5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance Agreement, have the Rights and obligations of a Lender thereunder, and (b) Assignor shall, to the extent provided in this Assignment and Acceptance Agreement, relinquish its Rights and be released from its obligations under the Agreement.

      6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement, the Notes (to the extent any of the Principal Debt owed to Assignee is evidenced by Notes), and loan accounts in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees and other fees with respect thereto) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

      7. Unless Assignee is a Lender, an Affiliate of Assignor, or an Approved Fund of Assignor, this Assignment and Acceptance Agreement is conditioned upon the consent of Administrative Agent and, unless a Default or Potential Default then exists, Borrower, pursuant to the definition of "Eligible Assignee" in the Credit Agreement. The execution and delivery of this Assignment and Acceptance Agreement by Borrower and Administrative Agent is evidence of this consent.

      8. As contemplated by Section 13.13(b)(iv) of the Credit Agreement, Assignor or Assignee (as determined between Assignor and Assignee) agrees to pay to Administrative Agent for its account on the Effective Date in federal funds a processing fee of $3,500.

      9. THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      10. This Assignment and Acceptance Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance Agreement.

      IN WITNESS WHEREOF, Assignor and Assignee have caused Schedule 1 to this Assignment and Acceptance Agreement to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                     TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

Assigned Facility     Committed Sum or Principal Debt             Commitment Percentage
-----------------     -------------------------------             ----------------------
                          Assigned (as applicable)           (i.e. the proportion that Assignee's Committed
                                                               Sum to be acquired bears to the aggregate
                                                              Committed Sum of all Lenders) or Percentage
                                                            of Principal Debt assigned (i.e. the proportion
                                                               that the Principal Debt to be acquired by
                                                               Assignee bears to the aggregate Principal
                                                            Debt under the respective Facility)(set forth
                                                                      to at least 8 decimal points)
Revolver Facility

Term Loan A Facility

Term Loan B Facility

Discretionary Revolver Loan+

Discretionary Term Loan A Loan+

Discretionary Term Loan B Loan+

+     Describe specific Discretionary Loan

EFFECTIVE DATE OF ASSIGNMENT:    *______________ ___, ______

                                        [NAME OF ASSIGNOR], as Assignor

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

                                        Date: __________________________________
                                        Address for Notice: ____________________
                                        ________________________________________
                                        Attn: __________________________________
                                        Telephone: _____________________________
                                        Telecopier: ____________________________

                                        [NAME OF ASSIGNEE], as Assignee

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________
                                        Date: __________________________________
                                        Address for Notice: ____________________
                                        ________________________________________
                                        Attn: __________________________________
                                        Telephone: _____________________________
                                        Telecopier: ____________________________

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance Agreement to Administrative Agent unless otherwise agreed to by Administrative Agent in its sole discretion.

If Section 13.13(b) and clause (d) of the definition of "Eligible Assignee" of the Credit Agreement so require, Borrower and Administrative Agent consent to this Assignment and Acceptance Agreement.

                                     DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company)

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________
                                     Date: _____________________________________


                                     BANK OF AMERICA, N.A.,
                                     as Administrative Agent

                                     By: _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________
                                     Date: _____________________________________

                                   EXHIBIT G-1

                     FORM OF OPINION OF COUNSEL OF BORROWER
                           (Dobson Operating Company)

                                [Firm Letterhead]

January 18, 2000

Bank of America, N.A., as Administrative Agent
Each Lender named in Schedule 2.1 to the Credit Agreement referred to below

Re:   Credit Agreement for Dobson Operating Co., L.L.C.

Ladies and Gentlemen:

      We have acted as counsel to Dobson Communications Corporation ("Communications"), Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), and certain other entities affiliated with Communications and the Borrower identified on Annex A hereto (collectively with Borrower, the "Companies") in connection with (i) the Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Bank of America, N.A., as Administrative Agent, and Lenders named on
Schedule 2.1 to the Credit Agreement ("Lenders") and (ii) the Reorganization (as defined in the Credit Agreement). Such entities, the respective states in which each is organized and the respective states (other than its state of organization) in which each is qualified to do business are identified on Annex A hereto.

      This opinion is delivered pursuant to Section 7.1 of the Credit Agreement and Paragraph 11 of Schedule 7.1 to the Credit Agreement. Except as otherwise defined herein, each capitalized term used herein has the meaning given to such term in the Credit Agreement.

      In arriving at the opinions expressed below, we have examined such corporate documents and records of Communications and the Companies and such certificates of public officials and of officers of Communications and the Companies, other documents, and matters of law as we deemed necessary or appropriate, including, without limitation, originals or copies of (a) the Credit Agreement, (b) the Notes, (c) the Guaranties, (d) the Pledge, Assignment, and Security Agreements executed by Borrower and the Companies, (e) the Pledge, Assignment, and Security Agreements executed by Communications (collectively with (d) above, the "Security Agreements"), (f) Financing Statements showing Communications and the Companies, as Debtors, and Administrative Agent, as Secured Party, to be filed in appropriate jurisdictions; and (g) other Collateral Documents (all of the foregoing are collectively, the "Transaction Documents"); additionally, we have examined the Agreement of Merger among Dobson Cellular Systems, Inc., Dobson Operating Company, Dobson Operating Co., L.L.C. and various affiliated companies dated January 10, 2000 and certificates reflecting the transactions described in such agreement prepared for filing in appropriate state offices (the "Reorganization Documents").

      Based upon the foregoing, we are of the opinion that:

      1. The Borrower (a) is a limited liability company validly existing and in good standing under the Laws of Oklahoma and (b) possesses all requisite authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents and the Reorganization Documents to which it is a party, which have been duly authorized and approved by all necessary limited liability company action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained. Each Company which is a corporation and Communications (a) is a corporation validly existing and in good standing under the Laws of the state of its organization, (b) is duly qualified to transact business as a foreign corporation in each other state identified on Annex A, and (c) possesses all requisite corporate authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents and the Reorganization Documents to which it is a party, which have been duly authorized and approved by all necessary corporate action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained. Each Company which is a general partnership (a) is a general partnership validly existing and in good standing under the Laws of the state of its organization, and (b) possesses all requisite authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents to which it is a party, which have been duly authorized and approved by all necessary partnership action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained. Each Company which is a limited partnership (a) is a limited partnership validly existing and in good standing under the Laws of the state of its organization, and (b) possesses all requisite authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents to which it is a party, which have been duly authorized and approved by all necessary partnership action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained.

      2. Communications and each Company has duly executed and delivered each Transaction Document and each Reorganization Document to which it is a party.

      3. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause the Borrower to be in violation of its Operating Agreement or Articles of Organization. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause Communications or any Company which is a corporation to be in violation of its respective Articles or Certificates of Incorporation or Bylaws. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents will not cause any Company which is a partnership to be in violation of its respective partnership agreement or, as to limited partnerships, its Certificate of Limited Partnership.

      4. Following the Consummation of all transactions described in the Transaction Documents (including the closing of Term Loan A and the Deposit with U.S. Trust Company, as Indenture Trustee, of funds required to pay certain notes issued by Communications, as reflected in the letter from Indenture Trustee to Communications dated January 18, 2000, all as described therein) Communications will not be in violation of the Certificates of Designation relating to the respective issues of its Preferred Stock or of the agreements governing the Communications Bond Debt.

      5. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause Communications or any Company to be in violation of any Laws other than such violations which will not, individually or collectively, be a Material Adverse Event.

      6. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause Communications or any Company to be in default under any of the Material Agreements described in Schedule 8.15 of the Credit Agreement.

      7. To our knowledge there is no alleged violation by Communications or any Company of any applicable Laws, federal, state, and local (including without limitation, Environmental Laws and those statutes administered by each state public utility commission that, on the date of this opinion, exercises jurisdiction over Communications and the Companies (collectively, the "Local Authorities")), which, if determined adversely, would be material to the conduct of its business and operations. Except as have been obtained, no authorization, consent, approval, waiver, licenses, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority or non-governmental entity, under the terms of the contracts or otherwise, is required by reason of or in connection with the execution and performance of the Transaction Documents and the Reorganization Documents. To our knowledge, the consummation of each of the Reorganization, the tender offer for the Communications Bond Debt and the transactions contemplated by the Transaction Documents in the manner therein contemplated is not restrained by any decree, judgment, ruling or injunction.

      8. To our knowledge, there is no pending Litigation against Communications or any Company which, if determined adversely to Communications or such Company, would be material to the conduct of its business or operations.

      9. Subject to the qualifications set forth below, the choice of New York law in the Transaction Documents would be upheld by an Oklahoma court. However, if an Oklahoma court determined that the Transaction Documents were to be governed by Oklahoma law notwithstanding the parties' choice of New York law, the Transaction Documents would constitute the valid and binding obligations of Communications and each Company which is a party thereto, enforceable against such parties in accordance with their respective terms.

      10. The Persons pledging to Administrative Agent, for the benefit of Lenders, any of the Pledged Securities (as defined in the Security Agreements) are the record owners thereof, free and clear of any restrictions or, to our knowledge, any encumbrances. The Pledged Securities comprise 100% of the membership interests in Borrower, 100% of the capital stock of Dobson Cellular Systems, Inc. and 86.4% of the capital stock of Santa Cruz Cellular Telephone, Inc.

      11. The Financing Statements are in sufficient form for recordation under the Uniform Commercial Code as adopted in Oklahoma. When the Financing Statements have been filed and recorded in accordance with applicable Laws of the jurisdictions listed on Annex A hereto, no further action, including any filing or recording of any document, is necessary in order to establish and perfect Lenders' security interests created by the Security Agreements in the assets described in the financing statements, to the extent the same may be perfected by the filing of financing statements under the applicable laws of such jurisdiction. No further action is required under Oklahoma law in order to maintain the perfection of such security interests other than the periodic filing of continuation statements with respect to financing statements filed under the Oklahoma Uniform Commercial Code.

      12. The Reorganization Documents have been duly executed and delivered by all parties thereto, and constitute the valid and legally binding obligations of such parties, enforceable in accordance with their terms, except as the enforcement may be limited by Debtor Relief Laws and except that the remedies available with respect thereto may be subject to general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law). The Reorganization has been consummated in accordance with the Reorganization Documents and applicable Law.

      The foregoing opinions are subject to the following qualifications, assumptions and exceptions:

      (a) Our opinions are limited to matters governed by Laws of the state of Oklahoma and applicable federal law. We express no opinion on matters governed by the Laws of other states. Accordingly, our opinions in paragraph 1 above, to the extent governed by Laws other than the Laws of

Oklahoma, are (i) based solely on our review of the organizational documents of such Companies and certificates of good standing issued by Secretaries of State of such states and (ii) are based on the assumption that the Laws of such states are, as to matters addressed in paragraph 1 above, substantially similar to the Laws of Oklahoma . Our opinions as to the qualification and good standing of the entities described in paragraph 1 and the consummation of the Reorganization are based on the certificates of the Secretaries of State of the applicable jurisdictions or, in some cases, confirmation of certain filings with such Secretaries of State by CT Corporation. Further, we express no opinion as to (i) the validity, binding effect or enforceability of the Transaction Documents under New York law, as such matters are addressed in the separate opinion of this date issued to you by Edwards & Angell, LLP (and we have relied on such opinion in certain of the opinions expressed above) or (ii) certain regulatory matters, as such matters are addressed in the separate opinion of this date issued to you by Wilkinson, Barker, Knauer & Quinn.

      (b) We express no opinion on title to or the relative priority of liens or encumbrances on any property described in the Transaction Documents.

      (c) We have assumed that the principal place of business and chief executive office of Communications and each Company is in the state of Oklahoma. Further, we have assumed that neither Communications nor any Company has assets which serve as Collateral under the Security Agreements other than in the states in which they are organized or qualified to conduct business, as identified on Annex A hereto.

      (d) Section 162 of Title 15 of the Oklahoma Statutes provides as follows:

            "A contract is to be interpreted according to the law and usage of the place where it is to be performed, or, if it does not indicate a place of performance, according to the law and usage of the place where it is made."

In addition to the general choice of law rule stated in the aforementioned statute, Section 1-105 of Title 12A of the Oklahoma Statutes provides as follows:

            "(1) Except as provided hereafter in this section, when a transaction bears a reasonable relation to this state and also to another state or nation, the parties may agree that the law either of this state or of such other state or nation shall govern their rights and duties. . . ."

Oklahoma courts have held, in cases construing choice of law provisions in promissory notes and other contracts, that an express provision by the parties designating a place of performance or providing a specific choice of law will be given effect unless to give it effect would violate the public policy of the State of Oklahoma. While there is no controlling authority, we believe that, based on the decisions regarding promissory notes and other contracts, an Oklahoma court should give effect to the choice of law provisions contained in the Transaction Documents so long as Oklahoma public policy is not violated.

      The enforceability of obligations under any of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in an action in law or proceeding in equity;
(ii) the requirement under the Uniform Commercial Code that a secured party exercise its rights in a commercially reasonable manner, (iii) public policy considerations which may limit the right to obtain certain remedies and to indemnification; (iv) fraudulent transfer and conveyance laws; and (v) applicable limitations on creation of encumbrances on, and transfers of, licenses. Moreover, a court may fail or refuse to enforce provisions of agreements or documents if the enforcement thereof is based upon defaults or breaches which are immaterially to the ultimate performance contemplated thereby. No opinion is expressed as to the legality, validity, or enforceability of any waiver of the right to receive notice, any waiver of any legal or equitable defense, any waiver of equity, redemption, stay or appraisal, any waiver of the availability of specific performance, injunctive relief or other equitable remedies, or any other waiver, including, without limitation, any waiver as to trial by jury. Finally, certain provisions of the Transaction Documents may be unenforceable or their enforceability limited, but such unenforceability or limitation on enforceability will not impair the practical realization of the rights of the Lenders under the Transaction Documents.

      (e) Our opinion in paragraph 10 as to the Pledged Securities is based solely on our review of the corporate stock records provided by Communications and the Companies and certificates of officers of such entities.

      (f) We have assumed the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies and the genuineness of all signatures on documents we have reviewed.

      This opinion is addressed to you solely for your use in connection with the transactions contemplated by the Transaction Documents, and no person other than Administrative Agent, each Lender, each assignee that hereafter becomes a Lender as permitted by the Credit Agreement, and the law firm of Haynes and Boone, LLP, is entitled to rely hereon without our prior written consent. This opinion is given as of the date hereof, and we have no obligation to revise or update this opinion subsequent to the date hereof or to advise you or any other person of any matter subsequent to the date hereof which would cause us to modify this opinion in whole or in part.

                                        Very truly yours,


                                        ________________________________________

                                     ANNEX A
                        TO OPINION OF COUNSEL OF BORROWER


                                                JURISDICTION OF       FOREIGN
COMPANY                                          ORGANIZATION     QUALIFICATIONS

Corporations:

      Dobson Communications Corporation              OK

      Dobson Cellular Systems, Inc.                  OK           TX, OH, MD,
                                                                  PA, WV, AZ,
                                                                  CA, KS, MO
      Santa Cruz Cellular Telephone, Inc.            CA

General Partnerships:

      Oklahoma Independent RSA 5 Partnership         OK

      Oklahoma Independent RSA 7 Partnership         OK

      Gila River Cellular General Partnership        AZ

Limited Partnerships:

      Oklahoma RSA 5 Limited Partnership             OK

      Oklahoma RSA 7 Limited Partnership             OK

      Texas RSA No. 2 Limited Partnership            TX

Limited Liability Company:

      Dobson Operating Co., L.L.C.                   OK

                                   EXHIBIT G-2

                       FORM OF OPINION OF NEW YORK COUNSEL

                                January __, 2000

Bank of America, N.A., as Administrative Agent
Bank of America Plaza
901 Main Street
Dallas, Texas 75202

And the Lenders party to the Revolving Credit and Term Loan Agreement referred to below

      Re: Amended, Restated and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 14, 2000 (the "Revolving Credit and Term Loan Agreement"), between Dobson Operating Company, LLC, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), and Bank of America, N.A. in its capacity as administrative agent for the Lenders (the "Administrative Agent")

Ladies and Gentlemen:

      We have acted as special New York counsel to Dobson Operating Company, LLC, an Oklahoma corporation (the "Borrower"), solely in connection with the preparation, execution and delivery of the Revolving Credit and Term Loan Agreement and certain of the ancillary documents appended thereto as Exhibits. This opinion is being delivered pursuant to Section 7.1 of the Revolving Credit and Term Loan Agreement and Paragraph 13 of Schedule 7.1 thereto. Capitalized terms used but not otherwise defined herein are defined as set forth in the Revolving Credit and Term Loan Agreement.

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Revolving Credit and Term Loan Agreement and the ancillary documents executed as of the date hereof in the forms attached as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, C, D-1, D-2, F and H thereto (collectively, the "Loan Documents").

      We have assumed (i) that all signatures on documents examined by us are genuine, (ii) the due authorization, execution and delivery of each Loan Document by each party thereto, (iii) that each party is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of formation, (iv) that each Loan Document constitutes a valid and binding obligation of each party thereto, (v) the legal capacity of all parties to the Loan Documents, (vi) the authenticity of all documents submitted to us as originals and (vii) the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies.

      We are qualified to practice law in the State of New York and we do not purport to express any opinion herein concerning any law other than the law of the State of New York.

      Based on the foregoing, and subject to the qualifications and assumptions stated herein, we are of the opinion that each Loan Document to which the Borrower or any Guarantor is a party is enforceable against the Borrower or any Guarantor, as the case may be, in accordance with its terms.

      Limitations and Qualifications

      This opinion is also subject to the following further limitations, assumptions and qualifications:

      (a) No opinion is expressed as to (i) the location of, or sufficiency of the description of, any of the Collateral, (ii) the ownership of, or legal or equitable title to, any property, (iii) any real property or the legality, validity or enforceability of any mortgage agreement or document relating thereto, (iv) any Intellectual Property or the grant of any rights therein or the validity thereof, (v) the priority of any security interest in any Collateral or (vi) the perfection of any security interest in any Collateral.

      (b) The enforceability of obligations under any agreement or document with respect to which we have opined is subject to (i) bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in an action in law or proceeding in equity; (ii) the requirement under the UCC that a secured party exercise its rights in a commercially reasonable manner, (iii) public policy considerations which may limit the right to obtain certain remedies and to indemnification; and (iv) fraudulent transfer and conveyance laws. Moreover, a court may fail or refuse to enforce provisions of agreements or documents if the enforcement thereof is based upon defaults or breaches which are immaterial to the ultimate performance contemplated thereby.

      (c) No opinion is expressed as to the legality, validity, or enforceability of any waiver of the right to receive notice, any waiver of any legal or equitable defense, any waiver of equity, redemption, stay or appraisal, any waiver of the availability of specific performance, injunctive relief or other equitable remedies, or any other waiver, including, without limitation, any waiver as to trial by jury.

      This opinion is solely for the benefit of the Administrative Agent and the Lenders and is solely for their benefit in connection with the transactions contemplated by the Revolving Credit and Term Loan Agreement. Without our express written consent, this opinion may not be relied upon in any manner by any other person or for any other purpose by the Administrative Agent or the Lenders. This opinion is not to be referred to or quoted in any document, report or financial statement, or filed with, or delivered to, any governmental agency or other person or entity, except such disclosure as may be required by law, without our prior written consent in each instance.

      This opinion is given as of the date hereof and we disclaim any duty or obligation to advise you of any factual or legal changes of which we become aware after the date hereof. This opinion is limited to the matters stated herein and no opinion shall be implied or inferred beyond the matters expressly stated.

                                        Very truly yours,


                                        EDWARDS & ANGELL, LLP

                                   EXHIBIT G-3

                  FORM OF OPINION OF SPECIAL REGULATORY COUNSEL

                                January 18, 2000

Bank of America, N.A., as Administrative Agent
901 Main Street
64th Floor
Dallas, TX 75202

Each Lender Named in Schedule 2.1 to the Credit Agreement referred to below

      Re: Amended, Restated and Consolidated Revolving Credit and Term Loan Agreement (the "Credit Agreement"), dated as of January 18, 2000, among Dobson Operating Co. L.L.C., Borrower; Banc of America Securities, LLC, as Sole Lead Arranger and Book Running Manager; Banc of America, N.A., as Administrative Agent, Lehman Commercial Paper Inc. and Toronto Dominion (Texas), Inc., as Co-Syndication Agents; and First Union National Bank and PNC Bank, National Association, as Co-Documentation Agents; the Managing Agents and Co-Agents defined therein; and the Lenders named in Schedule 2.1, thereof.

Ladies and Gentlemen:

      We have acted as special communications counsel to Dobson Operating Co., LLC (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company) ("Borrower"), and its Restricted Subsidiaries (collectively with Borrower, the "Companies", and individually, a Company). The Companies have requested that we deliver this letter to you in connection with the execution and delivery of the Credit Agreement, and of the Notes and Collateral Documents dated as of January 18, 2000, executed by the Companies (collectively the "Loan Documents"), pursuant to which Lenders have agreed to provide three credit facilities totaling $800,000,000, in the form of a revolving loan facility in the aggregate principal amount of $300,000,00, and two term loan facilities in the aggregate principal amount of $500,000,000 to the Company. This opinion is being delivered to you pursuant to Section 7.1 and paragraph 13 of Schedule 7.1 of the Credit Agreement. Capitalized terms used herein which are not otherwise defined shall have the meanings assigned to them in the Loan Documents.

      We have examined the Loan Documents, the Reorganization Documents, the licenses and certificates of public convenience and necessity and similar authorizations issued to the Companies by the Federal Communications Commission ("FCC") and any state public utility commission ("PUC") that, on the date of this opinion, exercises jurisdiction over the Companies (each such PUC, an "Applicable PUC"). Schedule I lists the states in which Applicable PUCs exist as of the date of this opinion. Our opinion is limited to the provisions of the Communications Act of 1934 as amended, 47 U.S.C. ss.151 et seq., and all rules, regulations, and published policies of the FCC (collectively, the "Communications Act"), and all rules, regulations, and published policies of and all laws administered by the Applicable PUCs (the "PUC Laws"), and we express no opinion and assume no responsibility as to the applicability of any other laws.

      We have assumed the genuineness of signatures of all persons signing any documents, the authority of all persons signing any document on behalf of parties thereto, the authority of all public officials and governmental authorities, the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as copies, and the correctness of public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities.

      This opinion is based upon our examination of the rules, regulations, documents, certificates, public files and records of the FCC, and our examination of the Loan Documents. As to any facts material to these opinions which we did not establish by relying upon documents or records, we have relied upon statements, representations and/or certificates of officers, directors, principals, or agents of the Company made in any of the Loan Documents, or in originals or copies of files in our office (certified or otherwise identified to our satisfaction). No other investigation has been undertaken in connection with this opinion, and in particular, we have made no independent audit of any of the Companies' operations. To the extent that certain factual matters are stated "to the best of our knowledge," or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services to the Companies on a regular basis do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

      Determinations as to the de facto control of an FCC licensee are made by the FCC on a case-by-case basis. Our opinion assumes that the covenants and conditions contained in the Loan Documents will be exercised and/or enforced in a commercially reasonable manner.

      Members of our firm are admitted to the bar of the District of Columbia. While members of our firm are admitted to the bars of other states in which any of the Companies may be operating, we hold no opinions with respect to the laws in those states that are implicated, if any, by the transactions herein, except for the laws of any Applicable PUC. Further, we express no opinion as to any other federal laws or the laws or rules of any other jurisdiction, state, county or municipal, except, as applicable, the Communications Act.

      In rendering our opinions herein, we have relied solely upon the information described explicitly above, and on no other information. We disclaim any responsibility or duty to investigate, ascertain or report on any document, matter, condition or proceeding which is outside the scope of our review described in this letter, or which may develop subsequently to the date of this letter, including any amendments or revisions to any of the Loan Documents made after the date hereof. This disclaimer includes, but is not limited to, judicial proceedings involving other parties (such as antitrust proceedings in the communications industry), legislative proceedings, rulemaking proceedings before the FCC, the PUC or other agencies, and official or informal proceedings which are not a matter of written public record (such as investigations, confidential deliberations, and the like).

      We disclaim any responsibility or duty to conduct any further investigation of the matters addressed herein after the date of this letter. If we subsequently become aware of any change in the information in this letter, we disclaim any duty or responsibility to bring it to your attention or to the attention of your counsel.

      Based upon the foregoing, we are of the opinion that:

      1. The consummation of the Reorganization and the execution and delivery of the Credit Agreement and the other Loan Documents by Borrower, and the performance by each of the Companies of its obligations thereunder will not violate any law, rule, regulation, or policy of the FCC or any Applicable PUC.

      2. The execution and delivery of a Guaranty and other Collateral Documents by the Restricted Subsidiaries party thereto and the performance by such Restricted Subsidiaries of their respective obligations thereunder will not violate any law, rule, regulation, or policy of the FCC or any Applicable PUC.

      3. Each Company holds all licenses required by the FCC and all other certificates or licenses required by any Applicable PUC for the construction and the operation (as to the best of our knowledge, such cellular systems are being operated) of each of the cellular systems owned or leased by that Company (collectively, the "Cellular Systems"), except where such failure would not materially affect such Company's business or operations, taken as a whole. All such certificates and licenses are duly and validly held by the applicable Company, and all such certificates and licenses are in full force and effect without conditions, other than such conditions that are generally applicable to such licenses and other certificates.

      4. The Companies' execution and delivery, and performance and compliance with the terms and provisions of the Credit Agreement and the other Loan Documents and the Reorganization Documents: (a) will not result in a violation of the Communications Act or any PUC Laws: (b) will not cause any cancellation, termination, revocation, forfeiture, or material impairment of any FCC or PUC authorization, certificate, or license; and (c) will not require further notice to or the approval of the FCC or any Applicable PUC, except in the states where applications for authority are currently pending, and except that post-consummation notice of the consummation of the Reorganization will be required by the FCC and several of the Applicable PUCs.

      5. To the best of our knowledge, the ownership and operation by the Companies of the Cellular Systems are in compliance in all material respects with the Communications Act (including, without limitation, all FCC filing, reporting, prior approval, and similar requirements).

      6. No approval, authorization, consent, adjudication, or order of the FCC or any Applicable PUC which has not been obtained by the Companies as of this date is required to be obtained by the Companies, in connection with the consummation of the Reorganization, the execution and delivery of the Loan Documents, the borrowing under the Credit Agreement, the payment or performance of the Obligations by the Companies or the creations of the Liens in favor of Lenders under the Loan Documents.

      7. To the best of our knowledge: (a) there is no outstanding decree or order that has been issued by the FCC or any Applicable PUC against any Company and no pending or threatened litigation, proceedings, notice of violation, order to show cause, complaints, inquiry, or investigation before the FCC or any Applicable PUC (i) relating to any Company or relating to its Systems or business operations that might result in the cancellation, termination, revocation, forfeiture, or material impairment of any FCC or PUC authorizations, certificates, or licenses, or have any material adverse effect upon, or cause material disruption to, any Company or the ownership or operation of such Systems or business operations or (ii) seeking to prohibit, restrict, or delay consummation of the transactions contemplated by the Loan Documents, the Reorganization Documents, or fulfillment of any conditions under the Loan Documents or the Reorganization Documents; and (b) no action has been taken by the FCC or any Applicable PUC which might now, or after notice or lapse of time, or both, result in the cancellation, termination, revocation, forfeiture, or material impairment of any FCC or PUC authorizations, certificates, or licenses, or have any material adverse effect upon, or material disruption to, any Company or the ownership or operation of their Systems or business operations.

      In rendering the opinions in this letter, we are engaged in acting solely as counsel for the Company, and we are not engaged or acting as counsel for the any of the Lenders, the Administrative Agent or any other person or entity. This opinion letter is provided to Administrative Agent, each Lender, and Haynes and Boone, LLC, and their respective participants, assignees, or other transferees, by us in our capacity as special communications regulatory counsel to the Companies and can be relied upon, on a confidential basis in connection with the transactions contemplated by the Loan Documents solely by such persons. This opinion may not be relied upon by any other person or for any other purpose except with the prior written consent of the undersigned. This letter is provided to you on the condition that its contents are not disclosed to any other person or entity, except as stated in this paragraph. This opinion is not to be quoted in whole or in part or otherwise referred to in any document except as directly a part of and related to the transactions contemplated under the Loan Documents and, except as required by applicable law, not to be filed with any governmental authority or any other entity or person whatsoever.

                                        Sincerely,


                                        WILKINSON BARKER KNAUER, LLP

                                   SCHEDULE I
                  TO OPINION OF SPECIAL COMMUNICATIONS COUNSEL


                       List of States with Applicable PUCs

                                     Alaska
                                     Arizona
                                   California
                                    Illinois
                                     Kansas
                                    Kentucky
                                    Maryland
                                    Michigan
                                    Minnesota
                                    Missouri
                                    New York
                                      Ohio
                                    Oklahoma
                                  Pennsylvania
                                    Tennessee
                                      Texas
                                  West Virginia
                                    Wisconsin

                                    EXHIBIT H

                    FORM OF AFFILIATE SUBORDINATION AGREEMENT

      THIS AFFILIATE SUBORDINATION AGREEMENT is entered into among Bank of America, N.A., in its capacity as Administrative Agent for Lenders (defined below), and ___________________, a __________________ ___________ ("Subordinated
Creditor"), and Dobson Operating Co., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company, "Borrower").

      WHEREAS, Borrower, Bank of America, N.A., as Administrative Agent, and certain Lenders have entered into an Amended, Restated, and Consolidated Revolving Credit and Term Loan Agreement, dated as of January 18, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement");

      WHEREAS, this Agreement is integral to the transactions contemplated by the Loan Documents, and the execution and delivery thereof is a condition precedent to Lenders' obligations to extend credit under the Loan Documents;

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Administrative Agent, Subordinated Creditor, and Borrower agree as follows:

      1. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the Credit Agreement is used in this Agreement with the same meaning. As used herein, the following terms have the meanings indicated:

            Senior Debt means, whether now or hereafter arising, the Obligation, including, without limitation, interest thereon after the commencement of any proceedings under any Debtor Relief Law.

            Subordinated Debt means the principal of and interest on all Debt of Borrower or any other Company, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due, or to become due to Subordinated Creditor, or held or to be held by Subordinated Creditor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not.

      2. The payment of any and all Subordinated Debt is hereby expressly subordinated to all Senior Debt to the extent and in the manner set forth in this Agreement.

      3. Subordinated Creditor shall not accelerate, demand, sue for, commence any collection or enforcement action or proceeding, take, receive, accept, or retain any payment or distribution of any character, whether in cash, securities, or other property, in respect of the principal of, premium on, or interest on, the Subordinated Debt, or any Collateral therefor, until all Senior Debt shall have been paid in full with interest, including, without limitation, interest during any bankruptcy or similar proceeding involving Borrower from the date of the filing thereof to the date of distribution (notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of Law, or bankruptcy procedures to the contrary).

      4. In the event of the institution of and in connection with any proceeding against Borrower pursuant to any Debtor Relief Law, and unless or until the Senior Debt is paid in full:

            (a) All Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, shall be made in respect of any Subordinated Debt;

            (b) Any payment or distribution of any character, whether in cash, securities, or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Debt, shall be paid or delivered directly to Administrative Agent, for the benefit of Lenders, until all Senior Debt shall have been paid in full, and Subordinated Creditor irrevocably authorizes, empowers, and directs all receivers, trustees, liquidators, conservators, and others having authority to effect all such payments and deliveries;

            (c) Administrative Agent, on behalf of Lenders, may, as attorney-in-fact for Subordinated Creditor, take such action on behalf of Subordinated Creditor, and Subordinated Creditor hereby appoints Administrative Agent, on behalf of Lenders, as its attorney-in-fact, to demand, sue for, collect, and receive any and all such moneys, dividends, or other assets and give acquittance therefor and to file any claim, proof of claim, or other instrument of similar character and to take such other proceedings in the name of Subordinated Creditor as Administrative Agent may deem necessary or advisable for the enforcement of this Agreement; and

            (d) Each Subordinated Creditor shall execute and deliver to Administrative Agent, for the benefit of Lenders, all such further instruments confirming the authorization referred to in the foregoing clauses (b) and (c) and all such proofs of claim, assignments of claim, and other instruments and shall take all such other actions as may be requested by Administrative Agent in order to enable Administrative Agent to enforce all Rights of Lenders and Administrative Agent hereunder and all claims of Administrative Agent or any Lender upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by Subordinated Creditor, Administrative Agent, for the benefit of Lenders, is hereby authorized and empowered to execute and perform the same on behalf of such Subordinated Creditor.

      5. In the event any payment or distribution of any character, whether in cash, securities, or other property, is received by Subordinated Creditor in contravention of the terms of this Agreement, and before all Senior Debt shall have been paid in full, such payment or distribution shall be held by such Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to Administrative Agent for application to all Senior Debt remaining unpaid until such Senior Debt shall have been paid in full. Each Subordinated Creditor hereby assigns to Administrative Agent, for the benefit of Lenders, all its Rights to any such payments or distributions, which Administrative Agent may exercise in Administrative Agent's name or in the name of such Subordinated Creditor, and agrees to execute such instruments as may be required by Administrative Agent to enable Administrative Agent, for the benefit of Lenders, to enforce such claims. Any payments or distributions received in excess of the amount sufficient to pay all Senior Debt in full shall be returned by Administrative Agent to such Subordinated Creditor.

      6. Administrative Agent or Lenders may, at any time and from time to time, without the consent of or notice to Subordinated Creditor, without incurring responsibility to Subordinated Creditor, and without impairing or releasing any of Administrative Agent's Rights, or any of the obligations of Subordinated Creditor hereunder, (a) change the amount, manner, place, or terms of payment, or change or extend the time of payment of or renew or alter all or any part of the Senior Debt or amend, modify, supplement, or restate, any of the Loan Documents in any manner whatsoever; (b) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any part of the Senior Debt;
(c) hold all or any Property as additional Collateral under the

Loan Documents to secure all or any part of the Senior Debt; (d) release anyone liable in any manner for the payment or collection of all or any part of the Senior Debt; (e) exercise or refrain from exercising any Rights against Borrower and others (including the undersigned); and (f) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

      7. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or Lien, any security interests and Liens now or hereafter held by Subordinated Creditor in any Collateral for the Subordinated Debt shall be junior and subordinate to any security interests and Liens now or hereafter held by Administrative Agent, for the benefit of Lenders, in the same Collateral. So long as the Senior Debt shall remain unpaid, Administrative Agent may at all times in its sole discretion exercise any and all powers and Rights which it now has or may hereafter acquire with respect to any of the Collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of Subordinated Creditor.

      8. Each Subordinated Creditor represents and warrants that it is duly organized, validly existing, and in good standing under the laws of its state of organization and has the power and authority under the laws of such state and under its articles of incorporation and by-laws or other organizational documents to enter into this Agreement; all actions necessary or appropriate for its execution and performance of this Agreement have been taken and upon its execution, this Agreement will constitute its valid and binding obligation enforceable in accordance with its terms; and the making and performance of this Agreement will not violate any law or its articles of incorporation or by-laws or other organizational documents, or result in any violation of or constitute a default under any agreement by which it or any of its property is bound.

      9. This Agreement is a continuing agreement of subordination and Lenders may continue to make loans to or otherwise accept the obligations of Borrower in reliance hereon, without notice to Subordinated Creditor.

      10. While this Agreement remains in effect, each Subordinated Creditor covenants and agrees that it will not modify or amend or permit modification or amendment of the terms and conditions of the Subordinated Debt, without obtaining the prior written consent of Administrative Agent.

      11. No waiver of Administrative Agent's Rights hereunder shall be effective unless in a writing signed by Administrative Agent, and each waiver shall extend only to the specific instance involved and shall not impair or affect Administrative Agent's Rights in any other respect at any other time. Each Subordinated Creditor hereby waives all notices with respect to the subject matter hereof, including, but not limited to, notice of acceptance of this Agreement, of the making of loans or advances to the Borrower or any extensions, renewals, or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action. This Agreement shall be governed by and construed according to the Laws of the State of New York.

      12. This Agreement inures to the benefit of Administrative Agent, Lenders, and their respective successors and assigns, and the Rights under this Agreement may be assigned in whole or in part in connection with any partial or complete assignment or transfer of the Senior Debt. Administrative Agent is Administrative Agent for each Lender, and Administrative Agent may, without the joinder of any Lender, exercise any and all Rights in favor of Lenders hereunder. The Rights of each Lender vis-a-vis Administrative Agent and each other Lender may be subject to one or more separate agreements between or among such parties, but Subordinated Creditor need not inquire about any such agreement or be subject to any terms thereof unless Subordinated Creditor specifically joins therein; and, consequently, neither Subordinated Creditor nor its heirs, personal representatives, successors, or assigns are entitled to any benefits or provisions of any such separate agreements or are entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof. This Agreement binds Subordinated Creditor and its successors and assigns, and Subordinated Creditor will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth in this Agreement.

      13. This Agreement may be executed in a number of identical counterparts, each of which is deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it is not necessary to produce or account for more than one counterpart.

      14. Subject to the provisions of this Agreement and the Rights of Administrative Agent hereunder, as between Borrower and Subordinated Creditor, nothing herein contained shall impair the obligation of Borrower, which is absolute and unconditional to pay the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent Subordinated Creditor upon default with respect to the Subordinated Debt, from exercising all rights, powers, and remedies otherwise provided therein or by applicable Law.

                     Remainder of Page Intentionally Blank.
                            Signature Page to Follow.

      EXECUTED on the date first stated in this Affiliate Subordination
Agreement.

[SUBORDINATED CREDITOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        BANK OF AMERICA, N.A.,
                                             as Administrative Agent

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

BORROWER (a) acknowledges and confirms that it has received an executed copy of this Affiliate Subordination Agreement and approves of and consents to it in all respects; and (b) agrees to be bound by and to observe all of the terms and conditions of this Affiliate Subordination Agreement.

                                 DOBSON OPERATING CO., L.L.C. (successor by merger with Dobson Operating Company and Dobson Cellular Operations Company)


                                 By: ___________________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                        Affiliate Subordination Agreement
                                 Signature Page